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                                                                   EXHIBIT 10.12

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

BORROWERS: ACADIAN HOMECARE, L.L.C.
           ACADIAN HOME HEALTH CARE SERVICES, L.L.C.
           ACADIAN PREMIERE REGIONAL NURSING, L.L.C.
           AHCG MANAGEMENT, LLC
           ALABAMA HEALTH CARE GROUP, LLC
           ARKANSAS HEALTH CARE GROUP, LLC
           CLAY COUNTY HOSPITAL HOME CARE, LLC
           DALLAS COUNTY MEDICAL CENTER HOMECARE, L.L.C.
           DIABETES SELF MANAGEMENT CENTER, INC.
           EUREKA SPRINGS HOSPITAL HOMECARE, LLC
           EUREKA SPRINGS HOSPITAL HOSPICE, LLC
           HEBERT, THIBODEAUX, ALBRO AND TOUCHET THERAPY GROUP, INC.
           HOME NURSING CARE, L.L.C.
           HOOD HOME HEALTH SERVICE, L.L.C.
           LEAF RIVER HOME HEALTH CARE, LLC
           LHC GROUP, INC.
           LHC GROUP PHARMACEUTICAL SERVICES, L.L.C.
           LHCG-II, L.L.C.
           LHCG-III, L.L.C.
           LHCG-IV, L.L.C.
           LHCG V, L.L.C.
           LHCG VIII, L.L.C.
           LOUISIANA EXTENDED CARE HOSPITAL OF WEST MONROE, L.L.C.
           LOUISIANA HEALTH CARE GROUP, L.L.C.
           LOUISIANA HOMECARE OF DELHI, L.L.C.
           LOUISIANA HOMECARE OF HAMMOND, LLC
           LOUISIANA HOMECARE OF MINDEN, L.L.C
           LOUISIANA HOMECARE OF MISS-LOU, L.L.C.
           LOUISIANA HOMECARE OF NORTH LOUISIANA, L.L.C
           LOUISIANA HOMECARE OF NORTHWEST LOUISIANA, L.L.C.
           LOUISIANA HOMECARE OF SLIDELL, L.L.C.
           LOUISIANA HOSPICE & PALLIATIVE CARE, L.L.C.
           LOUISIANA PHYSICAL THERAPY, L.L.C.
           MARSHALL HOMECARE, L.P.
           MENA MEDICAL CENTER HOME HEALTH, L.L.C.
           MENA MEDICAL CENTER HOSPICE, L.L.C.
           MISSISSIPPI HEALTH CARE GROUP, L.L.C.
           MISSISSIPPI HOMECARE, L.L.C.
           MISSISSIPPI HOME CARE OF JACKSON, LLC
           MIZELL MEMORIAL HOSPITAL HOMECARE, LLC
           OAK SHADOWS OF JENNINGS, L.L.C.
           PICAYUNE HOMECARE, L.L.C.
           PATIENT'S CHOICE HOSPICE AND PALLIATIVE CARE OF LOUISIANA, L.L.C. RED RIVER HOMECARE, L.L.C.
           ST. FRANCIS HOMECARE, L.L.C.
           ST. JAMES HOMECARE, L.L.C.
           ST. LANDRY EXTENDED CARE HOSPITAL.  L.L.C.
           TEXAS HEALTH CARE GROUP HOLDINGS, L.L.C.
           TEXAS HEALTH CARE GROUP, L.L.C.
           TEXAS HEALTH CARE GROUP OF LONGVIEW, L.L.C.
           TEXAS HEALTH CARE GROUP OF TEXARKANA, L.L.C.
           TEXAS HEALTH CARE GROUP OF THE GOLDEN TRIANGLE, LLC
           TRI-PARISH COMMUNITY HOMECARE, L.L.C.

BORROWER AGENT:   LHC GROUP, INC.

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Effective Date:   April 13, 2005

         THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into and effective as of the above date (the "EFFECTIVE DATE") among RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "SENIOR LENDER"), and each of the entities listed above as Borrowers (each a "BORROWER" and collectively, "BORROWER" or "BORROWERS"). This Second Amended and Restated Loan and Security Agreement, including all Schedules, Exhibits, and Attachments hereto, as any of the foregoing may be amended or restated from time to time in accordance with the terms hereof, is referred to herein as this "AGREEMENT."

                                    RECITALS

         A. SunBridge Asset Management, L.L.C., Acadian HomeCare, Inc. and St. Landry Group L.L.C., d/b/a Louisiana Healthcare Group entered into that certain Loan and Security Agreement having an effective date of June 1, 2000 (the "ORIGINAL LOAN AGREEMENT").


         B. SunBridge Asset Management, L.L.C., Acadian HomeCare, Inc. and Louisiana Healthcare Group, Inc., as successor to St. Landry Group L.L.C., entered into that certain Amended and Restated Loan and Security Agreement having an effective date of April 30, 2001 (as amended, modified and supplemented by the Amendments and the Joinder Agreements, the "FIRST AMENDED LOAN AGREEMENT").


         C. Senior Lender is the successor in interest to SunBridge Asset Management, L.L.C.

         D. The First Amended Loan Agreement was amended by Amendment Nos. 1, 2, 3, 4 and 5 to Loan and Security Agreement and Reaffirmation of Conversion Guaranty and Affiliate Subordination (collectively, the "AMENDMENTS").


         E. Joinder Agreement Nos. 1 and 2 have been executed by Senior Lender and additional borrowers (collectively, the "JOINDER AGREEMENTS").


         F. The First Amended Loan Agreement, the Amendments and the Joinder Agreement added additional borrowers, which are presently Borrowers under the First Amended Loan Agreement.

         G. The amount outstanding pursuant to the Revolving Credit in existence prior to the Effective Date of April 13, 2005 is $14,972,410.00.

         Senior Lender and Borrowers desire to amend and restate the First Amended Loan Agreement, inclusive of all of the Amendments and Joinder Agreements, in its entirety, and agree that this Agreement will supersede the Original Loan Agreement and the First Amended Loan Agreement, but without constituting a novation.

SECTION 1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINED TERMS. Capitalized terms not otherwise defined in the body of this Agreement shall have the meanings set forth in this Section 1.1:

         ACCOMMODATION PAYMENT - has the meaning given such term in Section
14.14.

         ADVANCE - means any advance of funds made by Senior Lender to any Borrower under the Revolving Credit pursuant to the terms of this Agreement.

         ADVANCE RATE - means the applicable percentage set forth on Exhibit A hereto as the "Advance Rate," as determined or adjusted from time to time by Senior Lender.

         ADVANCE REQUEST - has the meaning given such term in Section 2.3.

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         AFFILIATE - means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         ALLOCABLE AMOUNT - has the meanings given such term in Section 14.14.

         ASSUMING BORROWERS - has the meaning given such term in Section 14.12.

         AUTHORIZED OFFICER - means each officer or other Person (including, as applicable, general partner, member or manager) authorized to sign the Loan Documents and other documents and instruments in connection with the Loans on behalf of the Borrower, and to act on behalf of the Borrower under the Loan Documents, as reflected in the incumbency certificate and certified resolutions delivered to Senior Lender pursuant to Section 4.1(b) and as updated from time to time pursuant to Compliance Certificates delivered by Borrower to Senior Lender pursuant to Section 9.5(a).

         AVAILABILITY RESERVES - means such reserves to the Revolving Credit Availability as the Senior Lender determines from time to time in its reasonable credit judgment are necessary or appropriate, which reserves may relate to the assets used to determine the Revolving Credit Borrowing Base, negative forecasts and/or trends in the Borrowers' business, industry, profits, operations or financial condition, or to any other assets, liabilities or other matter or circumstance deemed appropriate by the Senior Lender in its reasonable discretion based upon the lending practices of Senior Lender.

         BATON ROUGE - means Baton Rouge HomeCare, L.L.C., a Louisiana limited liability company.

         BATON ROUGE EXCLUDED SUBSIDIARY PERIOD - has the meaning given such term in Section 14.15.

         BANKRUPTCY CODE - means The Bankruptcy Reform Act of 1978 (Pub. L. No. 95-598; 11 U.S.C.), as amended or supplemented from time to time, or any successor statute, and any and all rules and regulations issued or promulgated in connection therewith.

         BENEFIT PLAN - means a management incentive plan entitling officers or employees of Borrowers to purchase common stock of Parent or providing options, stock appreciation rights, restricted stock awards or performance awards to officers or employees of Borrowers duly adopted by the Board of Directors of LHC.

         BOOKS AND RECORDS - means any and all presently existing and hereafter acquired or created books and records of the Borrowers respecting Borrowers' businesses, including without limitation all records (including maintenance and warranty records), ledgers, computer programs, software, disc or tape files, printouts, runs, and other computer prepared information indicating, summarizing, or evidencing the Collateral or that is otherwise used to access and process the Collateral.

         BORROWER(s) - has the meaning given such term in the preamble of this Agreement.

         BORROWER AGENT - has the meaning set forth in Section 2.11.

         BUSINESS DAY - means each day which is not a day on which banking institutions in the city of Portland, Oregon or Minneapolis, Minnesota are authorized or obligated by law or executive order to close.

         CMS - means Center for Medicare and Medicaid Services.

         CAPITAL EXPENDITURES - means any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment

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arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

         CAPITALIZED LEASE - means any lease of property (real, personal or mixed) which in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

         CAPITATED CONTRACTS - means all of Borrowers' contracts whether presently existing or hereafter executed between Borrower and various health maintenance organizations and all proceeds therefrom. A list of Borrower's presently existing Capitated Contracts is at Schedule 8.7.

         CAPITATED CONTRACT RIGHTS - means all of Borrower's rights to payment of any kind arising from or out of Capitated Contracts or any other contracts or rights to payment from health service contracts whether presently existing or hereafter executed between Borrower and various health maintenance organizations

         CAPITAL STOCK - means any and all shares, interests, membership interests, participations or other ownership equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation, including but not limited to general partnerships, limited partnerships, and limited liability companies) and any and all warrants or options to purchase any of the foregoing.

         CHANGE OF CONTROL - means the time at which:

                  (a) With respect to LHC (i) a transaction or series of related transactions pursuant to which any Person or group of related Persons acquires shares (or securities exercisable for or convertible into shares) representing more than fifty percent (50%) of the outstanding common stock of LHC, pursuant to a tender offer or exchange offer or otherwise (other than in connection with the IPO so long as a majority of members of the Board of Directors are Continuing Directors after the
         IPO); or (ii) a merger, consolidation, share exchange or other business combination involving LHC, if, upon consummation of such transaction, the Persons who were stockholders of LHC immediately prior to such transaction continue to hold, following such transaction, less than fifty percent (50%) of the outstanding equity securities of the entity surviving such merger, consolidation or reorganization, or the parent of such entity; or (iii) a majority of the members of the Board of Directors of LHC do not constitute Continuing Directors;

                  (b) LHC ceases to directly or indirectly own and control all of the issued and outstanding capital stock of any of the Wholly-Owned Borrowers (except as otherwise permitted by Section 9.6 or otherwise by this Agreement);

                  (c) A material portion of the Borrowers', taken as a whole, assets shall be sold, leased, conveyed or otherwise disposed of as an entirety or substantially as an entirety to any Person (other than a Person who is or becomes a Borrower or Guarantor hereunder) in one or a series of transactions; or Borrowers cease to have the right or ability by voting power, contract or otherwise to control any Subsidiary (other than an Excluded Subsidiary and sales and other dispositions permitted by Section 9.6) or Controlled Entity; or

                  (d) Prior to the consummation of the IPO, either Keith G. Myers or R. Barr Brown ceases to be employed as the Chief Executive Officer or Chief Financial Officer of Borrowers, respectively, or otherwise becomes disabled and is not replaced within sixty (60) days by a permanent Chief Executive Officer or Chief Financial Officer, as applicable, each to Senior Lender's satisfaction, or any such replacement Chief Executive Officer or Chief Financial Officer, as applicable, ceases such employment or otherwise becomes disabled unless replaced in the same time period and to Senior Lender's satisfaction.

         CLOSING DATE - means the date on which this Agreement is executed and each of the conditions set forth in Section 4.1 hereof are satisfied.

         CODE - means the Internal Revenue Code of 1986, as amended, including any rules or regulations issued in connection therewith.

         COLLATERAL - means all of the following with respect to the Borrowers, whether now owned or hereafter acquired or arising, and wherever located:

                  (a) All accounts (including healthcare insurance receivables) and all other forms of obligations owing to a Borrower, whether billed or unbilled, arising out of the provision of services or the sale, lease, license or assignment of goods or other property, including all Receivables (including without limitation all Capitated Contract Rights) and all Collections and other payments and proceeds with regard thereto;

                  (b) All chattel paper (whether tangible or electronic);

                  (c) All Patient Lists and other lists of any of a Borrower's customers;

                  (d) All Capitated Contract Rights and all proceeds therefrom;

                  (e) All computer hardware and software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing, except as prohibited by any license agreement where Borrower is the licensee;

                  (f) All Deposit Accounts and all rights with respect thereto, including, without limitation, any and all rights under deposit agreements, lockbox agreements, servicing and similar agreements relative thereto;

                  (g) All documents and instruments (including promissory notes);

                  (h)      All federal, state and local tax refunds;

                  (i) All equipment, including without limitation all vehicles and all accessions, additions, attachments, improvements, substitutions and replacements thereto;

                  (j)      All fixtures;

                  (k) All goods, including without limitation Inventory, equipment and any and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

                  (l) All general intangibles, including all payment intangibles, any disproportionate share settlements, risk share settlements, cost report settlements, capitation settlement payments or other distributions to Borrower related to the Collateral or any portion thereof or the related contracts, all trademarks, trademark applications and registrations, as well as all copyrights, trade names, patents, service marks and other intellectual property, all associated good will and the right to sue for past, present and future infringement thereof throughout the world;

                  (m)      All investment property;

                  (n) All licenses, Permits and governmental authorizations, including all operating and medical licenses and permits, including any Certificates of Need, provider contracts, general certificates and other similar type authorizations;

                  (o) All letter-of-credit rights (whether or not the letter of credit is evidenced by a writing);

                  (p)      All Books and Records;

                  (q) Any other contract rights or rights to the payment of money of any kind not specifically mentioned above, insurance claims and proceeds of or related to the foregoing, whether now existing or hereafter arising; and

                  (r) proceeds and after-acquired property of any of the above not otherwise specifically mentioned;

         provided, however, Senior Lender acknowledges that the grant of the Lien under the foregoing shall be subject to all applicable laws and regulations governing Medicare and Medicaid receivables and assets (and the identifiable proceeds thereof) and subject to documents evidencing Capitalized Leases and purchase money Indebtedness to the extent, and only to the extent, such documents prohibit the creation of a Lien on the assets leased or acquired thereby. Notwithstanding the foregoing, the Collateral shall not include any of the Borrowers' right, title and interest in or to the Borrowers' leasehold interest under either the Gulf South Lease or the Mississippi Baptist Lease.

         COLLECTIONS - means all funds received from and on behalf of Obligors in payment of any amount owed with respect to Receivables; provided, however, that any cash collections consisting of proceeds from the IPO shall not be considered "Collections".

         COMBINED or COMBINED - means, with reference to any term defined herein, that term as applied to the accounts of the Borrower, combined in accordance with GAAP.

         CONSOLIDATED or CONSOLIDATED - means, with reference to any term defined herein, that term as applied to the accounts of the Parent and its subsidiaries, consolidated in accordance with GAAP.

         CONTINUING DIRECTOR - means (a) any member of the board of directors of LHC who was a director of LHC on the Closing Date, and (b) any individual who becomes a member of the board of directors of LHC after the Closing Date if such individual was appointed or nominated for election to the board of directors of LHC by a majority of the Continuing Directors.

         CONTROL AGREEMENT - means an agreement which satisfies the requirements of "control" in favor of Senior Lender over a Deposit Account, investment property, electronic chattel paper or letter-of-credit rights, within the meaning of the UCC.

         CONTROLLED ENTITY - shall mean any Person of which fifty percent (50%) or less of the outstanding equity is owned by any of the Borrowers, but such Person is controlled by any of the Borrowers as the general partner, managing member, by means of a management agreement, contract or otherwise.

         CUT-OFF PERIOD - as specified on Exhibit A.

         DEBTOR RELIEF LAW - means, collectively, the Bankruptcy Code and all other United States or foreign applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally, as amended from time to time.

         DEFAULT - means any event specified in Section 11.1 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act, has been satisfied.

         DEPOSIT ACCOUNT - means any demand, lockbox, time, savings, passbook or similar account now or hereafter maintained by or for the benefit of Borrower, with an organization that is engaged in the business of banking (including, without limitation, banks, savings banks, savings and loan associations, credit unions and trust companies), and all funds and amounts therein, whether or not restricted or designated for a particular purpose, including without limitation, all Lockbox Accounts, and all "deposit accounts" as defined in the UCC.

         EBITDA - means Net Income for any period, plus (i) interest expense,
(ii) taxes, (iii) depreciation, and (iv) amortization for such period, all determined in accordance with GAAP.

         ELIGIBLE RECEIVABLES - means Receivables created by the Borrower that are not Ineligible Receivables and continue to be acceptable to Senior Lender based on the Senior Lender's criteria of eligibility. In general, Receivables shall be Eligible Receivables if they meet all of the criteria set forth below:

                  (a) Such Receivables arise from the actual and bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business to a Person which is not an Affiliate of Borrower, for which an invoice has been or will be issued in accordance with Borrower's customary billing procedures;

                  (b) Such Receivables are not unpaid more than the Cut-off Period specified on Exhibit A attached hereto and such Receivables comply with the terms and conditions contained in Section 7.5 of this Agreement;

                  (c) The Obligor with respect to such Receivables has been directed in writing to make payment of all Collections and to mail all related correspondence directly to the applicable Lockbox in accordance with Section 5 hereof;

                  (d) Such Receivables do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the Obligor may be conditional or contingent;

                  (e) The chief executive office of the Obligor with respect to such Receivables is located in the United States of America;

                  (f) The Obligor with respect to such Receivables has not asserted or threatened to assert a counterclaim, defense or dispute and does not have any right of setoff or recoupment against such Receivables (but the portion of the Receivables of such Obligor in excess of the amount at any time and from time to time subject to setoff or counterclaim may be deemed Eligible Accounts);

                  (g) There are no facts, events or occurrences which would impair the validity, enforceability or collectibility of such Receivables or reduce the amount payable or delay payment thereunder;

                  (h) Such Receivables are subject to the first priority, valid and perfected security interest of Senior Lender;

                  (i) There are no proceedings or actions (including, without limitation, Insolvency Proceedings) which are threatened or pending against the Obligor with respect to such Receivables which might result in any material adverse change in any such Obligor's financial condition;

                  (j) Such Receivables are not evidenced by or arising under any instrument or chattel paper (as such terms are defined in the UCC);

                  (k) Such Receivables for a single Obligor do not have more than a specified percentage of the total aged beyond the Cut Off Period, whereby such percentage is specified as the Cross Age Percentage in Exhibit A attached hereto.

                  (l) Such Receivables are owed by Obligors whose total indebtedness to Borrower does not exceed statutory or contractual limits established by such Obligors;

                  (m) Such Receivables are owed by Obligors deemed creditworthy at all times by Senior Lender in good faith; and

                  (n) Any other Receivables which Senior Lender, in its sole discretion, deems Eligible Receivables.

The criteria for Eligible Accounts set forth above may be changed and Senior Lender may establish any new criteria for Eligible Accounts from time to time in Senior Lender's reasonable credit judgment exercised in good faith.

         EMPLOYEE BENEFIT PLAN - means an employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by any of the Borrowers.

         ENVIRONMENTAL LAW - means the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment.

         ERISA - means the Employee Retirement Income Security Act of 1974, as amended, including any rules or regulations issued in connection therewith.

         ERISA AFFILIATE - means any Person which is treated as a single employer with Borrower under Section 414 of the Code.

         EVENT OF DEFAULT - has the meaning given such term in Section 11.1.

         EXCLUDED SUBSIDIARY - means a Subsidiary that (i) has less than $200,000 in assets, (ii) is named on Schedule 1.1 attached hereto or is disclosed to be such to Senior Lender in connection with a Permitted Acquisition, (iii) is not required to be a Borrower hereunder and (iv) has EBITDA of less than $150,000.

         FEES AND EXPENSES - means all present and future fees, costs, charges, expenses and other amounts (excluding the principal of and interest on the Loans) payable by or to be reimbursed by Borrowers to Senior Lender hereunder and under the other Loan Documents. "Fees and Expenses" shall include, without limitation, (i) all of the fees and other amounts described in Exhibit A as payable by Borrowers to Senior Lender, including (as applicable), facility origination fees, unused facility fees, overadvance fees, servicing fees, early termination fees, annual facility fees, electronic interface fees, collection clearance days, wire transfer fees, annual audit fees, and renewal fees, (ii) the costs of lien searches (including tax lien and judgment lien searches), pending litigation searches and similar items, (iii) fees and taxes impose in connection with the filing of any financing statements, mortgages or other real or personal property security documents, (iv) all expenses, costs and fees incurred by the Senior Lender in connection with any action taken under Section 11 hereof, including all costs and expenses incurred in connection with the collection, liquidation, enforcement, protection and defense of the Obligations, the Collateral and the Senior Lender's rights under the Loan Documents, and (v) all obligations of Borrowers to reimburse and indemnify Senior Lender for costs, expenses and other amounts incurred by Senior Lender under the Loan Documents.

         FISCAL YEAR-END - means the date of Borrowers' fiscal year-end shown on Exhibit A.

         FIXED CHARGE COVERAGE RATIO - means the ratio of (a) EBITDA minus Capital Expenditures made during the measurement period minus the proportionate amounts of EBITDA attributable to any minority interest or equity owner of a Borrower during such period to (b) Fixed Charges.

         FIXED CHARGES - means for any period, and each calculated for such period (without duplication) the sum of (a) cash interest expense of the Borrowers; (b) scheduled payments of principal with respect to all Indebtedness of the Borrowers (whether or not such payments are actually made); and (c) aggregate cash payments for federal, state, local and other income taxes for such period.

         GAAP - means generally accepted accounting principles in the United States of America, consistently applied, which are in effect as of the date of this Agreement. If any changes in accounting principles from those in effect on the date hereof are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating financial condition and results of operations of Borrower shall be the same after such changes as if such changes had not been made.

         GOVERNING DOCUMENTS - means the certificate of formation, articles or certificate of incorporation, by-laws, articles or certificate of organization, operating agreement, or other organizational or governing documents of any Person.

         GOVERNMENT LOCKBOX - means a lockbox and/or deposit account in the name of Borrower(s) maintained at the Lockbox Bank, or such other bank as is reasonably acceptable to Senior Lender and Borrowers, to which Collections on Governmental Receivables are sent.

         GOVERNMENTAL AUTHORITY - means any federal, state, local or other governmental department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality or authority or subdivision thereof, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         GOVERNMENTAL RECEIVABLES - means a Receivable that is payable by any of the following Obligors: the United States, any individual state, any political subdivision of a state, any agency or instrumentality of the United States or any individual state. Governmental Receivables include any claims with respect to Medicare or Medicaid programs or claims owing under any other program established by federal or state law which provides for payments for healthcare goods or services to be made to the providers of such goods or services.

         GUARANTOR - means any Person who shall enter into a Guaranty Agreement with respect to all or any part of the Obligations, in form and substance satisfactory to the Senior Lender.

         GULF SOUTH LEASE - means that certain Lease Agreement dated August 22, 2001 with Mississippi Health Care Group, L.L.C. as lessee and Gulf South Home Health Care, L.L.C. as lessor.

         HAZARDOUS SUBSTANCE - means (i) any "hazardous substance," as defined by CERCLA, (ii) any "hazardous waste," as defined by RCRA, (iii) any petroleum product, or (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance regulated by any Environmental Laws.

         HEALTH CARE LAWS - means any and all federal, state and local laws and regulations governing (i) the manufacture, testing, distribution, possession, assembly, repackaging, sale, administration or dispensing of health care or medical devices, equipment or supplies, products, biologicals, drugs or goods, or (ii) the rendering, provision, delivery, or supply of health care services, or (iii) the ownership or operation of a health care facility or business, or assets used in connection therewith, or (iii) the billing or submission of claims, collection of accounts receivable, the handling of Protected Health Information, and underwriting the cost of, or provision of management or administrative services in connection with any and all of the foregoing, by Borrowers and their subsidiaries, including, but not limited to, laws and regulations under HIPAA and the Privacy Rule, and laws and regulations relating to practice of medicine and other health care professions, professional fee splitting, tax-exempt organization and charitable trust law applicable to health care organizations, certificates of need, certificates of operations and authority, fraud and abuse, kickbacks and rebates, false claims, physician self-referral arrangements, fraudulent billing practices, payment under the Medicare and Medicaid programs, and the federal Food, Drug & Cosmetic Act.

         HIPAA - means the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191 and any revisions and amendments.

         INDEBTEDNESS - means all of Borrowers' present and future (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services acquired by such Person in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables, operating lease obligations and other current liabilities incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances or instruments, or reimbursement and other obligations arising out of drawn or undrawn letters of credit or bankers' acceptances issued for such Person's account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or production from any property or assets now or hereafter owned or acquired by such Person, (v) the capitalized portion of lease obligations under Capitalized Leases and the present value of rental payments under all synthetic leases, (vii) all obligations for which such Person is obligated pursuant to any interest rate swap, collar or other interest rate protection agreements or derivative agreements or arrangements, and (viii) all obligations of such Person upon which interest charges are customarily paid or accrued.

         INELIGIBLE RECEIVABLES - means any Receivable (i) to which there is corresponding or offsetting credit due to the applicable Obligor; or (ii) that is otherwise ineligible under GAAP.

         INSOLVENCY PROCEEDING - means any proceeding commenced by or against any Person, under any provision of the Bankruptcy Code, or under any other bankruptcy, insolvency or receivership law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions, receiverships, readjustments of debt, dissolutions, liquidations, or extensions with some or all creditors.

         INTEREST STATEMENT - has the meaning given such term in Section 2.6.

         INVENTORY - means all present and hereafter acquired inventory (as defined in the UCC), and including, without limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same in all stages of production (from raw materials through work-in-process to finished goods) and all proceeds thereof of whatever sort.

         IPO - means the initial public offering of LHC's common stock and the transactions related thereto, all on terms generally as described in LHC's Registration Statement on Form S-1as amended and filed with the United States Securities and Exchange Commission on February 14, 2005.

         KNOWLEDGE - has the meaning given such term in Section 1.2(e).

         LEVERAGE RATIO - means the ratio of (a) Indebtedness to (b) EBITDA less the proportionate amounts of EBITDA attributable to any minority interest or equity owner of a Borrower, all as determined for Borrowers on a consolidated basis (other than Excluded Subsidiaries), in accordance with generally accepted accounting principles consistently applied, on a rolling four quarter basis; provided however, that such calculation as of the fiscal quarter ending June 30, 2005 shall be for the most recent fiscal quarterly period ending on such date on a cumulative, annualized basis and such calculation for the fiscal quarter ending September 30, 2005 shall be for the two (2) most recent fiscal quarterly periods ending on such date on a cumulative, annualized basis and such calculation for the fiscal quarter ending December 31, 2005 shall be for the three (3) most recent fiscal quarterly periods ending on such date on a cumulative, annualized basis.

         LHC - means LHC Group, Inc., a Delaware corporation.

         LIEN - means any lien, encumbrance, mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement or other preferential arrangement, or charge (including, any conditional sale or other title retention agreement, or finance lease) of any kind.

         LOAN - means each Advance made by Senior Lender to Borrowers pursuant to this Agreement.

         LOAN DOCUMENTS - means this Agreement, the Subordination Agreement, the Business Associate Agreement and all other documents, instruments and agreements, including lockbox agreements, control agreements, servicing agreements financing statements, and deeds of trust or mortgages executed in connection herewith or therewith.

         LOCKBOX and/or LOCKBOX ACCOUNT - means any Lockbox or Lockbox Account into which Collections are to be deposited pursuant to Section 5.

         LOCKBOX BANK - means Wells Fargo Bank, N.A., or any other depository institution or institutions, the deposit accounts of which are insured by the Federal Deposit Insurance Corporation or its successors, which other institutions shall have been approved in writing by Senior Lender.

         MATERIAL ADVERSE CHANGE - means a material adverse change or effect on
(i) the business, assets, financial condition, or results of operations of any Borrower taken as a whole, including without limitation a material increase in Receivables written off as uncollectible by a Borrower; (ii) the ability of the Borrowers, taken as a whole, to perform its obligations under this Agreement and the other Loan Documents (including, without limitation, repayment of the Obligations as they come due); (iii) the validity or enforceability of this Agreement, the other Loan Documents, or the rights or remedies of Senior Lender hereunder and thereunder (including, without limitation, the ability of Senior Lender to enforce any Obligations or realize upon any of the Collateral); (iv) the value of the Collateral; or (v) the priority of Senior Lender's Liens with respect to the Collateral.

         MISSISSIPPI BAPTIST LEASE - means that certain Lease Agreement dated September 30, 2003 with Mississippi Homecare of Jackson, LLC as lessee and Mississippi Baptist Health Systems, Inc. and Mississippi Baptist Medical Center, Inc. as lessors

         MULTIEMPLOYER PLAN - means any multiemployer plan within the meaning of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

         NET COLLECTIBLE VALUE (or "NCV") - means, with respect to any Type of Eligible Receivables, the percentage determined by Senior Lender by which the gross amount of such Eligible Receivables is multiplied to determine the net collectible value of such Receivables for purposes of calculating the Revolving Credit Borrowing Base hereunder. Net Collectible Value is generally calculated in the manner described in Exhibit B. The initial Net Collectible Value for each Obligor Type shall be as set forth on Exhibit A. Senior Lender may adjust Net Collectible Value for any Type of Receivables as provided in Section 2.5.

         NET INCOME - means, with respect to any Person, the net income (before accounting for extraordinary items other than extraordinary nonrecurring items of loss which would have an impact on current cash flows), after deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP.

         NON-GOVERNMENTAL RECEIVABLES - mean all Receivables that are not Governmental Receivables.

         OBLIGATIONS - means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding letters of credit, premiums, liabilities (including all amounts charged to Borrower's Revolving Credit Balance pursuant hereto), obligations, Fees and Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), costs of collection (including reasonable professionals' fees and expenses), lease payments, guaranties, covenants, and duties owing by any Borrower to Senior Lender of any kind and description (whether pursuant to or evidenced by the Loan Documents or any other related agreement, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

         OBLIGOR - means any Person that is obligated to make payment with respect to any Receivables.

         OFFSET - means any amount, including any overpayment made to Borrower or any Affiliate, with respect to any Obligor that is to be repaid by offset against amounts then due to such Borrower by such Obligor. Offsets shall include any amounts constituting penalties or assessments due to any state or federal tax authorities, amounts deemed by any Obligor to be recoupments, inter-agency or inter-creditor offsets and recoupments and any other amounts withheld or paid to any person or entity other than Senior Lender to offset against any purported liability of the Borrower.

         OPERATING ACCOUNT - means Borrowers' operating bank account(s) designated to Senior Lender in writing.

         PP&E - means the net book value of personal property and equipment calculated in accordance with GAAP.

         PATIENT LISTS - means all records, documents, lists, electronic media or any other method of recordation that shows in any way any Person to whom any Borrower supplies medical services, medical supplies, or medication, the name and mailing address of such Person, a complete and accurate description of such medical services, supplies or medication that is supplied to such Person, the physician at whose direction such medical services, supplies or medication is delivered, and all other information any Borrower uses in the course of such Borrower's ordinary course of business to supply such Person.

         PENSION PLAN - means an employee pension benefit plan within the meaning of Section 3(2) of ERISA, including a Multiemployer Plan, maintained or contributed to by any of the Borrowers or their respective ERISA Affiliates.

         PERMITS - means any permit, approval, authorization, license, registration, certification, certificate of authority, variance, permission or consent required from a Governmental Authority or other Person under an applicable Requirement of Law.

         PERMITTED ACQUISITIONS - means any of the following:

         (a) the acquisition by a Borrower of all of the outstanding Capital Stock, or all or a substantial portion of the assets, or all or substantially all of an operating division or business unit, of any other Person;

         (b) a merger or consolidation of a Borrower with any other Person in which such Borrower is the surviving corporation or such surviving corporation becomes a Borrower hereunder; or

         (c) or any other equity investment in any Person;

         so long as (v) Borrowers have notified Senior Lenders at least fifteen
(15) days in advance of any such acquisition and provided Senior Lenders with copies of all documents and other information reasonably requested by Senior Lender in connection therewith (to the extent that such documents and information can be provided by Borrowers using commercially reasonable efforts),
(w) such other Person is engaged in a line of business permitted pursuant to
Section 2.10 hereof, (x) within fifteen (15) days of the consummation of such transaction, so long as such Person is not an Excluded Subsidiary, such other Person becomes a Borrower and executes a joinder agreement and such other documents as required by Section 9.17 hereof, (y) Senior Lender has a perfected, first priority security interest in the assets of such Person (other than Excluded Subsidiaries) and the equity interests acquired by the Borrowers in the transaction (subject to Permitted Liens), and (z) no Event of Default exists and is continuing immediately prior to or immediately after the consummation of such transaction and, after giving effect to such transaction, the Borrowers are in pro forma compliance with the Agreement.

         PERMITTED LIENS - has the meaning set forth in Section 9.7.

         PERSON - means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         PRIVACY RULE - means 45 CFR Part 160 and Part 164, Subparts A and E, which implement certain provisions of HIPAA and any revisions, amendments or updates.

         PROPERTY - means an interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         PROTECTED HEALTH INFORMATION - means protected health information subject to the HIPAA Privacy Rule.

         RECEIVABLES - means any right to payment, whether constituting an account, chattel paper, instrument, general intangible, payment intangible, healthcare insurance receivable, Capitated Contract Right or otherwise, arising from the sale, rental or lease of healthcare goods or equipment, or the provision of services and any ancillary sales, including all rights and remedies to payment relating thereto, together with any and all proceeds in any way derived, directly or indirectly therefrom. The term "Receivables" shall include amounts due under capitation and similar agreements, amounts due any Borrower for cost adjustments or undercharges for prior services, amounts due as any part of a disproportionate share or risk share payment, workmen's compensation claims, or other right to payment for any work, service, work in progress or other thing of value performed by any Borrower whether billed or not by such Borrower, and any other claims to payment held by such Borrower.

         RECEIVABLES INFORMATION - means the information regarding Receivables which is to be submitted by to Senior Lender pursuant to Section 2.2 of this Agreement, which information shall include such documentation, data or other information as may be specified by Senior Lender from time to time.

         REINSTATEMENT DATE - has the meaning given such term in Section 14.15.

         REQUIREMENTS OF LAW - means, as to any Person, the Governing Documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or to which such Person or any of its assets is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations T, U and X of the Federal Reserve Board, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, the Social Security Act, any Health Care Law, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Laws (including, without limitation, those applicable to the disposal of medical waste).

         REVOLVING CREDIT - means the revolving credit facility to be made available by the Senior Lender to the Borrowers pursuant to Section 2.1 hereof.

         REVOLVING CREDIT AVAILABILITY - means (i) the lesser of (A) the Revolving Credit Borrowing Base, or (B) the Revolving Credit Commitment, minus
(ii) the Availability Reserves, minus (iii) the Revolving Credit Balance.

         REVOLVING CREDIT BALANCE - means on the date of determination, the sum of all outstanding Advances plus any interest, Fees and Expenses or other amounts due Senior Lender under this Agreement and the other Loan Documents.

         REVOLVING CREDIT BORROWING BASE - means the amount, as determined from time to time by Senior Lender, equal to the sum of the Net Collectible Value of all Eligible Receivables times the applicable Advance Rate.

         REVOLVING CREDIT BORROWING BASE CERTIFICATE - has the meaning given to such term in Section 2.4.

         REVOLVING CREDIT COMMITMENT - means the maximum commitment amount, as determined by Senior Lender from time to time, for the Advances to be made under this Agreement as set forth in Exhibit A.

         REVOLVING CREDIT MATURITY DATE - means the date on which Senior Lender's commitment to make Advances shall terminate and the entire outstanding Revolving Credit Balance shall be due and payable, as set forth on Exhibit A.

         SELLER DEBT - shall mean Indebtedness of a Borrower for the deferred portion of the purchase price or any other consideration payable by such Borrower to the Seller (or other Person from which assets or Capital Stock or other ownership interests are acquired) in connection with a Permitted Acquisition (including, without limitation, promissory notes and any other amounts owing by any Borrower and payable after the closing or effective date of a

Permitted Acquisition (but excluding (i) reasonable consulting fees, non-compete payments or salaries, bonuses and other compensation payable to the seller (or other Person from which assets or Capital Stock or other ownership interests are acquired) in connection with a Permitted Acquisition as a result of continuing employment or obligations by such Person), (ii) reasonable and customary indemnification obligations related to liabilities to third parties and related expenses and (iii) holdbacks, working capital and similar purchase price adjustments)); provided that (a) such Seller Debt is in existence at the Closing Date and set forth on Schedule 9.8 or (b) such Seller Debt and the Permitted Acquisition giving rise thereto shall comply with the provisions of Section 9.17 hereof.

         SENIOR LENDER - means Residential Funding Corporation, a/k/a GMAC-RFC Health Capital, and any other Person who becomes an assignee of any rights and obligations of the Senior Lender hereunder.

         SOLVENT - means, with respect to any Person on the date any determination thereof is to be made, that on such date: (a) the present fair valuation of the assets of such Person is greater than such Person's probable liability in respect of existing debts; (b) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature; and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, which would leave such Person with assets remaining which would constitute unreasonably small capital after giving effect to the nature of the particular business or transaction. For purposes of this definition (i) the fair valuation of any assets means the amount realizable within a reasonable time, either through collection or sale of such assets at their regular market value, which is the amount obtainable by a capable and diligent Person from an interested buyer willing to purchase such assets within a reasonable time under ordinary circumstances; and (ii) the term debts includes any payment obligation, whether or not reduced to judgment, equitable or legal, matured or unmatured, liquidated or unliquidated, disputed or undisputed, secured or unsecured, absolute, fixed or contingent.

         SUBORDINATED DEBT - means Indebtedness of Borrowers (including Seller
Debt) which is subordinated in right of payment to the Obligations pursuant to the terms of a Subordination Agreement, in a manner satisfactory to Senior Lender in its sole discretion. The holders of Subordinated Debt as of the Closing Date are identified at Schedule 9.8.

         SUBORDINATION AGREEMENT - means a Subordination Agreement executed by any holder of Subordinated Debt in favor of the Senior Lender, in form and substance satisfactory to Senior Lender.

         SUBSIDIARY - means any corporation, association, trust or other business entity of which the designated parent shall at any time own, directly or indirectly through a Subsidiary or Subsidiaries, at least a majority (by number of votes) of the outstanding Voting Stock.

         TYPE - means, relative to any Receivables, each applicable aging category (e.g., 0-30 days, 31-60 days, 61-90 days, etc.) up to and exceeding the Cut-off Period, Obligor type (e.g., Medicare, Medicaid, MediCal, institutional payors, commercial insurance payors, or individual/self pay (if applicable)), and/or other category or subset of Receivables used by Senior Lender to calculate the Net Collectible Value applicable to Receivables pursuant to Senior Lender's NCV calculation methodology described in Exhibit B.

         UCC - means Uniform Commercial Code, as adopted in the State of Oregon, as amended or supplemented from time to time.

         UFCA - has the meaning given such term in Section 14.14.

         UFTA - has the meaning given such term in Section 14.14.

         VOTING STOCK - means Capital Stock having ordinary voting power to elect a majority of the board of directors (or Persons holding similar functions) of the corporation, limited partnership, limited liability company or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         WHOLLY OWNED BORROWERS - means Persons who are owned 100% by LHC or any other wholly owned Borrower and are a Borrower hereunder.

         1.2. GENERAL CONSTRUCTION.

              (a) GAAP - All financial terms used in this Agreement, other than those specifically defined in the Agreement, shall have the meanings accorded to them under GAAP.

              (b) UCC - All financing terms or terms related to the Collateral, not otherwise specifically defined, shall have the meanings, if any, accorded to them under the UCC.

              (c) Unless the context clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, clause, appendix, exhibit and schedule references are to this Agreement, unless otherwise specified. Any reference in this Agreement or any of the Loan Documents to this Agreement or any of the Loan Documents includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

              (d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Senior Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties, and each has had the opportunity to have the Agreement reviewed by its counsel. Accordingly, this Agreement shall be construed and interpreted in a fair and impartial manner according to the ordinary meaning of the words used so as to accomplish the stated purposes and intentions of all parties hereto.

              (e) For purposes of this Agreement, an individual will be deemed to have "Knowledge" of a particular fact or other matter if (i) such individual is actually aware of such fact or other matter, or (ii) such individual could reasonably be expected in the normal course of the exercise of his or her duties of employment using reasonable care to become aware of such fact or other matter. Borrower will be deemed to have Knowledge of a particular fact or other matter if the chief executive officer, chief operating officer, chief financial officer, controller, treasurer, president, senior vice president or other such senior officer of Borrower has, or at any time had, Knowledge of such fact or other matter.

SECTION 2. THE LOANS.

         2.1. THE REVOLVING CREDIT.

              (a) Subject to the terms and conditions of this Agreement, and provided that no Default or Event of Default has occurred and is continuing, Senior Lender agrees to make Advances to the Borrowers from time to time in an aggregate amount not to exceed the lesser of the Revolving Credit Commitment or the Revolving Credit Availability. Within the limits of Revolving Credit Availability, Borrowers may borrow, make repayments and re-borrow pursuant to the terms and conditions of this Agreement. If at any time the Revolving Credit Balance shall exceed the lesser of the Revolving Credit Availability or the Revolving Credit Commitment, then Borrowers shall within one (1) Business day pay to Senior Lender a sum sufficient to eliminate such excess. On the Revolving Credit Maturity Date, (i) Senior Lender's obligations hereunder to make Advances to Borrowers shall terminate, (ii) the Revolving Credit Commitment amount shall be reduced to zero, and (iii) Borrowers shall pay to Senior Lender the entire outstanding principal balance of the Advances, together with all accrued but unpaid interest thereon, and any and all other Fees and Expenses and other amounts then owing in respect of the Revolving Credit.

              (b) Borrowers, jointly and severally, shall repay all Advances made under this Agreement with interest and applicable Fees and Expenses in accordance with the terms and conditions specified in Exhibit A attached hereto. The amount of each Advance and all payments of principal, interest and Fees and Expenses due to be received by Senior Lender shall be recorded in the books and records of Senior Lender, which books and records shall, in the absence of manifest error, be conclusive as to the outstanding balance and/or other information related to the Revolving Credit

         2.2. SUBMISSION OF RECEIVABLES INFORMATION. No less often than once each calendar month, Borrowers shall submit to Senior Lender Receivables Information on all Receivables. Submissions shall be in the format, contain the information and be transmitted to Senior Lender in the manner reasonably specified by Senior Lender. Senior Lender must receive any Receivable submission no later than 5:00 p.m. applicable Pacific Time at least one (1) Business Day prior to inclusion in the Revolving Credit Borrowing Base for purposes of the making of an Advance. Senior Lender may require submissions to be accompanied by a certification of Borrowers as to the accuracy and completeness of the information in a format substantially similar to that shown in Exhibit D and such other information and documentation as Senior Lender may require.

         2.3. REQUESTS FOR ADVANCES. Each request by any Borrower or the Borrower Agent for an Advance (each an "ADVANCE REQUEST") must be in writing in a form and format substantially similar to Exhibit C and signed by an Authorized Officer of the Borrower or the Borrower Agent. Each Advance Request shall be received by Senior Lender no later than 10:30 a.m. applicable Pacific Time at least one (1) Business Day prior to the proposed funding date. Each Advance Request shall specify the amount of the requested Advance and the proposed funding date (which shall be a Business Day). Unless otherwise specified in the applicable Advance Request, each Advance will be made by wire transfer to Borrower Agent's Operating Account. Any change in Borrower Agent's wire transfer instructions or designation of a Person to receive proceeds of any Advance shall be in writing and delivered to Senior Lender at least five (5) Business Days prior to the change's proposed effective date.

         2.4. REVOLVING CREDIT BORROWING BASE CERTIFICATES. For each Advance and no less often than once each calendar month, Borrower Agent shall give to Senior Lender a Revolving Credit Borrowing Base Certificate in a format substantially similar to Exhibit D ("REVOLVING CREDIT BORROWING BASE CERTIFICATE"). Borrower Agent will have two (2) Business Days after delivery to the Senior Lender to review the Revolving Credit Borrowing Base Certificate and deliver the final executed Revolving Credit Borrowing Base Certificate to Senior Lender. Should Borrower Agent fail to deliver a final executed Revolving Credit Borrowing Base Certificate to Senior Lender and absent a written notice of dispute delivered by Borrower Agent to Senior Lender setting forth in detail the basis of dispute, the Revolving Credit Borrowing Base Certificate will be deemed correct, absent manifest error, at the end of the two (2) Business Day period. Failure of Borrower Agent to give notice of any dispute as to any Revolving Credit Borrowing Base Certificate in this manner shall be deemed a waiver by Borrowers as to any such dispute. Any failure of Borrower Agent to review the Revolving Credit Borrowing Base Certificate or return a final executed copy thereof to Senior Lender shall not negate or affect in any manner any Advance or any Borrower's liability to Senior Lender as evidenced thereby.

         2.5. ADJUSTMENT OF NCV PERCENTAGES; AVAILABILITY RESERVES. Until notice of a change has been delivered to Borrower Agent, the applicable NCV Percentages of Eligible Receivables by Obligor Type shall be as set forth in Exhibit A. Senior Lender has the right to adjust any applicable NCV Percentage at any time, based upon the criteria, and in accordance with the Senior Lender's methodology of calculating such NCV Percentages, as set forth in Exhibit B. Each change in any NCV Percentage shall be effective immediately upon Senior Lender's notification of such change to Borrower Agent. The amount of the Revolving Credit available to Borrowers pursuant to the lending formula established herein, subject to the Revolving Credit Commitment amount and other applicable limits hereunder, shall be further subject to Senior Lender's continuing right to establish and revise Availability Reserves in Senior Lender's reasonable credit judgment.

         2.6. INTENTIONALLY OMITTED.

         2.7. INTENTIONALLY OMITTED.

         2.8. INTEREST ON LOANS. All Loans shall bear interest on the unpaid principal amount thereof from the date made until paid in full at a fluctuating per annum rate equal to the rate set forth in Exhibit A attached hereto. Interest shall be payable monthly in arrears on the first day of each month for the preceding month. Interest shall be calculated on the basis of a year of 360 days, and for the actual number of days elapsed. At least once each calendar month, Senior Lender shall cause a report (the "INTEREST STATEMENT") to be delivered to Borrower in a format substantially similar to the sample attached hereto as Exhibit E, setting forth a calculation of interest accrued with respect to the Loans for the prior period. Absent manifest error, the calculations set forth on the Interest Statement shall be conclusively deemed correct.

         2.9. FEES AND EXPENSES. In consideration of Senior Lender making the credit facilities described herein available to the Borrower, Borrower shall pay to Senior Lender the additional Fees and Expenses described in Section 12, Exhibit A and any other provisions herein and in the other Loan Documents. Such Fees and Expenses shall be payable in the amounts and at the times described in Exhibit A and the other provisions of the Loan Documents.

         2.10. USE OF PROCEEDS. The proceeds of the Loans shall be used for working capital and general business purposes of the Borrowers. No portion of the Advances or Loan shall be used for personal, private, consumer or any other non-business use.

         2.11. APPOINTMENT OF BORROWER AGENT.

              (a) The Borrowers hereby irrevocably designate and authorize LHC (the "BORROWER AGENT") to act as agent and attorney in fact for each of them generally for purposes of this Agreement and the other Loan Documents, in such capacity. This appointment as agent and attorney-in-fact is durable and irrevocable as long as any Obligations are outstanding, and will not be affected by any disability or incapacity of any Borrower or any of its employees, agent or representatives, or the lapse of time.

              (b) Each Borrower agrees that Borrower Agent may exercise any right, or perform any obligation, specified by this Agreement on such Borrower's behalf, that all documents and instruments executed by the Borrower Agent on such Borrower's behalf will jointly and severally bind such Borrower, and to be bound by any communication or request delivered by the Borrower Agent to Senior Lender or its agents. Without limiting the generality of the foregoing, each Borrower grants to Borrower Agent authority and power of attorney to act on each Borrower's behalf to (i) request and receive Advances, which shall conclusively be deemed for the benefit of all Borrowers jointly and severally and without regard to which Borrower receives or uses any portion of any Advance; (ii) execute Lockbox Agreements and other documents and instruments; and (iii) provide and receive notices, reports, certificates and statements to and from Senior Lender under the other Loan Documents. The Senior Lender shall be entitled to rely on any such communication or request delivered by the Borrower Agent and shall not incur liability to Borrowers as a result thereof.

SECTION 3. REPAYMENT OF THE LOANS.

         3.1. PAYMENT OF INTEREST, FEES AND EXPENSES, ETC. Senior Lender may, in its sole discretion, effect payment by Borrowers of any and all interest, Fees and Expenses, and other Obligations due hereunder and under the other Loan Documents by making an Advance in the amount due on and as of the date any such payment is due, and sending Borrower Agent written advice thereof. At Senior Lender's option, Senior Lender may notify the Borrower Agent that Senior Lender will not treat a required payment or other amount as an Advance as provided above, in which case (i) Senior Lender shall deliver to Borrower Agent an invoice for such amounts due, and (ii) the entire amount due as set forth in the applicable invoice shall be due and payable, in cash, within three (3) Business Days from receipt of such invoice. The amount of any interest, Fees and Expenses or other Obligations reflected in any advice or invoice delivered by Senior Lender to Borrower Agent pursuant hereto shall be considered correct and binding on all Borrowers unless within two (2) Business Days after receipt by Borrower Agent of any such advice or invoice from Senior Lender, the Borrower Agent shall notify Senior Lender of any discrepancy in writing, setting forth a calculation of the amount Borrower Agent asserts is in error.

         3.2. MANDATORY REPAYMENT OF LOANS.

              (a) The Borrowers jointly and severally promise to pay, and there shall become absolutely due and payable on the Revolving Credit Maturity Date, all of the Advances outstanding on such date, together with any and all accrued and unpaid interest, outstanding Fees and Expenses and other amounts then due and owing under the Loan Documents.

              (b) If at any time the Revolving Credit Balance exceeds the lesser of the Revolving Credit Availability or the Revolving Credit Commitment, Borrowers jointly and severally shall pay within one (1) Business Day, such excess to Senior Lender for application as provided in Section 3.3.

              (c) Each Borrower shall be and is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Senior Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of (i) all Loans made to any Borrower, (ii) each Advance made by Senior Lender to any Borrower, and (iii) all Obligations owed or hereafter owing to Senior Lender by all other Borrowers. Each Borrower shall be a principal debtor with respect to each Advance made to any Borrower, all Loans made to any Borrower and all of the Obligations of all of the Borrowers. Each Borrower agrees that its Obligations shall not be discharged until payment and performance, in full, of the all of the Obligations from each and every Borrower.

         3.3. APPLICATION OF COLLECTIONS. To the extent that Senior Lender receives Collections according to Section 5 below or any other amounts resulting from the realization of any Collateral, such amounts shall be applied to reduce the balance of the Loans, including any Advances, interest, Fees and Expenses, and other Obligations, upon Senior Lender's receipt of such Collections as good collected funds, as follows:

              (a) First, to the payment of, or the reimbursement of the Senior Lender for or in respect of all Fees and Expenses, costs, disbursements and losses which shall have been incurred or sustained by the Senior Lender in connection with the collection of such monies, or for the exercise, protection or enforcement by the Senior Lender of any of the rights, remedies or powers of the Senior Lender hereunder or under any of the other Loan Documents;

              (b) next, to the Senior Lender in respect of any and all other accrued Fees and Expenses payable under any of the Loan Documents;

              (c) next, to the Senior Lender in respect of all accrued but unpaid interest on the Loans;

              (d) next, to the Senior Lender in respect of any and all other Obligations then due;

              (e) next, to the Senior Lender in respect of the principal balance of the Advances; and

              (f) next, to the Borrower Agent in respect of all remaining amounts of Collections.

         3.4. TERMINATION OF THE REVOLVING CREDIT. Borrowers may prepay the Revolving Credit Balance in full and terminate the Revolving Credit prior to the Revolving Credit Maturity Date upon thirty (30) days' prior written notice to Senior Lender. The Borrowers acknowledge that any termination of the Revolving Credit prior to the Revolving Credit Maturity Date would result in loss by Senior Lender of benefits under this Agreement and that damages incurred as a result of such credit facility termination would be difficult and impracticable to ascertain. Therefore, in the event that the Revolving Credit is terminated on account of any action or inaction by Borrowers or actions and inactions constituting Events of Default, Borrowers shall pay to Senior Lender the Revolving Credit Maturity Fee as set forth in Exhibit A. Any termination of the Revolving Credit shall not affect Senior Lender's security interest in the Collateral, and this Agreement shall continue to be effective until all the Obligations (except for Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim has arisen or demand for payment has been made) have been fully paid in full, in cash or other consideration acceptable to the Lender.

         3.5. INTENTIONALLY OMITTED.

         3.6. NO OFFSET, ETC. All payments by Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of any without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction of any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding.

SECTION 4. CONDITIONS PRECEDENT.

         4.1. CONDITIONS PRECEDENT TO LOANS. Senior Lender's obligation to make initial Loans to Borrowers under this Agreement on the Closing Date shall be subject to the fulfillment to the satisfaction of Senior Lender, in its sole discretion of each of the following conditions:

              (a) Senior Lender shall have received, in form and substance satisfactory to Senior Lender, all releases, terminations and such other documents as Senior Lender may request to evidence and effectuate the termination by all existing Senior Lenders to the Borrowers of their respective financing arrangements with the Borrowers other than Permitted Indebtedness and the termination and release of any interest in and to any assets of Borrowers other than Permitted Liens, duly authorized, executed and delivered by it or each of them, including, but not limited to UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and Borrower, as debtor.

              (b) All requisite corporate, partnership, limited liability company and other actions and proceedings in connection with this Agreement and the other Loan Documents shall be satisfactory in form and substance to Senior Lender, and Senior Lender shall have received (i) a Certificates of the Secretaries or Clerks of Borrowers in substantially the form attached hereto as Exhibit F, as to the Governing Documents, incumbency and authorizing resolutions of the Borrowers, and (ii) all other information and copies of all documents which Senior Lender may have requested in connection therewith, such documents where requested by Senior Lender or its counsel to be certified by appropriate corporate officers or Governmental Authority;

              (c) Since December 31, 2004, no Material Adverse Change has occurred and no change or event shall have occurred which would impair the ability of the Borrowers to perform its obligations hereunder or under any of the other Loan Documents or of Senior Lender to enforce the Obligations or realize upon the Collateral;

              (d) Senior Lender shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit (including NCV determination by Obligor Type), review of the Borrowers' Books and Records, and verification of Borrowers' representations and warranties to Senior Lender, (ii) a complete field examination, and (iii) an inspection of locations selected by Senior Lender at which Borrowers conduct business, the results of each of which shall be satisfactory to Senior Lender;

              (e) Senior Lender shall have received, in form and substance satisfactory to Senior Lender, all consents, waivers, acknowledgments, and other agreements from third parties, including Borrowers' landlord(s), which Senior Lender deems necessary or desirable in order to permit, protect and perfect its Liens upon the Collateral (subject to Permitted Liens) or to effectuate the provisions or purposes of this Agreement and the other Loan Documents;

              (f) Revolving Credit Availability as of the Closing Date, as determined by Senior Lender shall not be less than the amount shown on Exhibit A after giving effect to the initial Loans made or to be made under this Agreement;

              (g) Senior Lender shall have received, in form and substance satisfactory to Senior Lender, Control Agreements by and among Senior Lender, Borrowers and each bank where Borrowers have a Lockbox and/or Deposit Account, in each case, duly authorized, executed and delivered by such bank and Borrowers (or Senior Lender shall be the applicable bank's customer with respect to such Deposit Account as Senior Lender may specify); provided, however, no Control Agreement shall be executed with respect to the Government Lockbox;

              (h) Senior Lender shall have received evidence, in form and substance satisfactory to Senior Lender, that Senior Lender has a valid perfected security interest in all of the Collateral, subject only to Permitted Liens;

              (i) Senior Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Loan Documents, in form and substance satisfactory to Senior Lender, and certificates of insurance policies and/or endorsements naming Senior Lender as loss payee and additional insured, as the case may be;

              (j) Borrowers shall have paid to Senior Lender the Facility Origination Fee and all other Fees and Expenses owing on or before the Closing Date in accordance with Exhibit A;

              (k) Senior Lender shall have received, in form and substance satisfactory to Senior Lender, such opinion letters of counsel to Borrowers with respect to the Loan Documents and such other matters as Senior Lender may request;

              (l) Borrowers shall have (subject to applicable laws) executed and delivered to Senior Lender such Lockbox Agreements and Obligor Notices as Senior Lender deems necessary or appropriate in order to carry out the terms of this Agreement;

              (m) All required parties shall have executed and delivered the Loan Documents and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Senior Lender, in form and substance satisfactory to Senior Lender;

              (n) Senior Lender shall have received an executed Business Associate Agreement from Borrowers in form and substance satisfactory to Senior Lender;

              (o) Senior Lender shall have received from The Catalyst Fund, Ltd. and Southwest/Catalyst, Ltd, written consent to this Agreement and Borrowers shall have paid all Indebtedness owing to Rebecca A. Briggs, an individual; and

              (p) Senior Lender shall have received such other approvals, information or documents as it may reasonably request.

         4.2. CONDITIONS PRECEDENT TO ALL LOANS. Senior Lender shall be under no obligation to make any Loan if, as of the date of such Loan, all of the conditions stated in this Section 4.2 of this Agreement have not been satisfied. Senior Lender's election to make a Loan at a time when all such conditions have not been satisfied shall not be deemed a waiver of Senior Lender's rights to refuse to make any such Loan in the future under the same or similar circumstances. Each of the following is an additional condition precedent to Senior Lender making a Loan to Borrowers, including the initial Loan on the Closing Date and any future Loan (the request by Borrowers of each Loan shall constitute the certification of Borrowers as to the truth and accuracy of each of the following:

              (a) All representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

              (b) No law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans, or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Loan Documents, or (ii) has or could reasonably be expected to have a Material Adverse Change;

              (c) No Default or Event of Default shall exist or have occurred and be continuing on and as of the date of the making of such Loan; and

              (d) With respect to each Advance, Borrowers or the Borrower Agent shall have delivered to Senior Lender an Advance Request, together with a Revolving Credit Borrowing Base Certificate, in accordance with the terms and conditions of this Agreement.

SECTION 5. COLLECTIONS, RA/EOB, NOTICES TO OBLIGORS

         5.1. MAINTENANCE OF LOCKBOXES AND LOCKBOX ACCOUNTS. Senior Lender shall maintain such Lockboxes (other than the Government Lockbox) and Lockbox Accounts for use in the collection of Receivables as Senior Lender shall determine in its sole discretion. Costs of maintaining the Lockboxes and Lockbox Accounts shall constitute Fees and Expenses owing by the Borrowers hereunder. Notwithstanding the foregoing, Borrowers shall maintain the Government Lockbox in a manner satisfactory to Senior Lender.

         5.2. NOTICES TO OBLIGORS; DELIVERY OF COLLECTIONS AND RA/EOBS.

              (a) Not later than the Closing Date, Borrowers shall deliver Obligor Notices to all of their Obligors which, among other things, shall direct such Obligors to make payments of Collections directly to an applicable Lockbox (or in the case of payments by wire transfer, the applicable Lockbox Account), and mail all RA/EOBs directly to the applicable Lockbox. Receivables of Obligors without appropriate written direction in place as described in this Section 5.2 will be deemed to be Ineligible Receivables. No such direction given by any Borrower to any Obligor shall be changed, modified or superseded without the express prior written consent of Senior Lender. Borrowers shall cause all billing and claim forms sent to Obligors (and return envelopes, if any, furnished by Borrowers) to set forth only the applicable Lockbox as the address for payment of Receivables and delivery of the related RA/EOBs, and only the applicable Lockbox Account as the bank account for receipt of wire transfers for payment of Receivables. If a payment on a Receivable is made, or the related RA/EOB is delivered, by an Obligor other than to the appropriate Lockbox and Lockbox Account, Borrowers shall (i) notify Senior Lender in writing thereof no later than the Business Day immediately following the day on which any Borrower has Knowledge thereof, and (ii) promptly take all necessary actions to effect collection (within one Business Day) of such proceeds from the Person having possession thereof, if other than a Borrower.

              (b) The Borrowers shall cooperate with Senior Lender in the identification of items received in the Lockboxes and amounts deposited in the Lockbox Accounts and reconciliation thereof. Senior Lender, at its own expense, shall provide Borrower Agent copies of all RA/EOBs received by Senior Lender on a weekly basis. If Borrower Agent wants copies of RA/EOBs more often than once per week, Senior Lender will provide the same upon Borrower Agent's request, at Borrowers' expense.

         5.3. NO LIABILITY. Senior Lender shall not be liable to any Borrower or any other Person for any error or mistake in an Interest Statement, Revolving Credit Borrowing Base Certificate, or in any other report or information provided hereunder, caused directly or indirectly, by failure of any Borrower, its officers, agents or employees to perform its or their duties and obligations under this Agreement. Neither Borrowers nor any Person claiming through Borrowers shall have any right, title or interest in any costs or fees recovered by Senior Lender pursuant to this Agreement. In the absence of manifest error, Senior Lender's determination of amounts owed by Borrowers shall be conclusive.

SECTION 6. GRANT OF SECURITY INTEREST IN COLLATERAL

              6.1. GRANT OF SECURITY. In order to secure payment and performance of all of the Obligations, Borrowers hereby grant to the Senior Lender a security interest in the Collateral, which security interest shall remain in full force and effect until all of the Obligations (except for Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim has arisen or demand for payment has been made) are fully paid and satisfied and the Revolving Credit Commitment is terminated.

              6.2. PERFECTION OF SECURITY INTERESTS. Borrowers hereby irrevocably and unconditionally authorize the Senior Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments and continuations thereto that (a) indicate the Collateral (i) as all assets of the Borrowers or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the state of Borrowers' locations for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the particular Borrower is an organization, the type of organization and any organization identification number issued to such Borrower. The Borrowers agree to furnish any such information to the Senior

Lender promptly upon request. Borrowers also ratify their authorization for the Senior Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments or continuations thereto if filed prior to the date hereof.

SECTION 7. RIGHTS OF SENIOR LENDER WITH RESPECT TO THE COLLATERAL.

         7.1. RIGHTS OF SENIOR LENDER WITH RESPECT TO RECEIVABLES. Borrowers hereby irrevocably appoint Senior Lender and its designated agents or representatives as each Borrower's attorney-in-fact, coupled with an interest, which irrevocable power of attorney grants the ability to Senior Lender, regardless of whether an Event of Default has occurred: (a) to endorse or sign the name of any Borrower as to remittances, invoices, assignments, checks, drafts or other instruments or documents in any form, such as electronic or written, with respect to the Receivables; (b) to contact and communicate with any Obligor about any information regarding Receivables on which the Obligor is or may be liable, Receivables which the Obligor has received or approved for payment, and payments made by the Obligor to or for the benefit of any Borrower;
(c) to notify any Obligor to make payments on all Receivables directly to Senior Lender; (d) to request and receive from any Obligor all information that is available to Borrower including, but not limited to, any Receivable payment status, denial, rejection, adjudication, withholding, suspension, non-payment, and reviews of any nature; (e) to contact, request and receive from any Obligor all information on any issue related to any Borrower's survey, licensing, certification, suspension, budget, appeal and exclusion regarding the continuing participation with any Borrower in any Obligor contract for services; (f) after an Event of Default has occurred, so long as such Event of Default continues, to bring suit in the name of any Borrower, enforce all rights and remedies of any Borrower relating to, and/or settle or negotiate compromises on, Receivables, settlements, setoffs, recoupments, and other issues related to claim payments;
(g) to contact and communicate with any professional or any third party engaged by any Borrower to submit information or perform services with respect to any Receivable, or like kind information preparation; (h) to contact, communicate with and receive information from any of Borrowers' banks, depository accounts relationships or automated payroll service providers regarding deposits, tax deposits, payments, withdrawals, receipts of payments, and balances directly from all of Borrowers' Deposit Accounts and other general and payroll accounts;
(i) to request and receive information from such banking or depository institutions to the same extent the information is obtainable by any Borrower by the same means transmitted or received by such Borrower; (j) to access and receive "read only" information directed from any Borrower's billing and collections accounts receivable management system through any means available, either electronic, telephonic, or otherwise technologically possible; (k) to receive audit and compliance information in a format and transmission as deemed necessary by Senior Lender in order to keep the cost of site visits to a minimum; and (l) to do all things necessary to carry out this Agreement. This appointment of an attorney-in-fact is durable and irrevocable as long as any Obligations are outstanding and will not be affected by any disability or incapacity of Borrower or any of its employees, agents or representatives or the lapse of time.

         7.2. ADMINISTRATION OF RECEIVABLES. The Borrowers and Borrower Agent shall administer the Receivables in a commercially reasonable manner and consistent in all respects with the terms of this Agreement and the other Loan Documents and the rights of Senior Lender granted hereunder and thereunder. Without limiting any other provisions of the Loan Documents, the obligations of the Borrowers and the Borrower Agent relative to the Receivables shall include, without limitation:

              (a) Preparation and submission of claims to, and post-billing liaison with, Obligors;

              (b) Arranging for direct remittance of all payments on Receivables to the applicable Lockbox or Lockbox Account;

              (c) Remitting any payments received with respect to Receivables received directly for deposit in the applicable Lockbox or Lockbox Account no later than by the Business Day following such receipt;

              (d) Maintaining and implementing administrative and operating procedures (including, without limitation, an ability to re-create records evidencing the Receivables in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Receivables (including, without limitation, records adequate to permit the identification of new Receivables and all Collections of and adjustments to existing Receivables);

              (e) Complying in all material respects with all Requirements of Law applicable to it, its business and properties, and all Receivables and related contracts and Collections;

              (f) Notifying Senior Lender of any action, suit, proceeding, dispute, Offset, deduction, defense or counterclaim that is or may be asserted by an Obligor with respect to any Receivables which alone or in the aggregate is in excess of $100,000; and

              (g) Providing Senior Lender with the Receivables Information, Revolving Credit Borrowing Base Certificates, or any other report required by Senior Lender under the terms of this Agreement.

         7.3. CLAIMS PROCESSING SYSTEM. Reports or information required to be delivered to Borrowers under this Agreement shall be prepared and furnished by electronic media, e-mail and/or computer disc format. If, in the reasonable judgment of Senior Lender, the claims processing system and/or third party billing system of Borrowers is not performing at a level deemed sufficient by Senior Lender to implement or continue to implement, for the benefit of Borrowers and Senior Lender, the benefits of this Agreement, Senior Lender shall have the right to require Borrowers to modify, replace or substitute such deficient systems at Borrowers' cost with systems reasonably satisfactory to Senior Lender.

         7.4. PERFORMANCE OF BORROWER OBLIGATIONS; SERVICING COSTS. If any Borrower fails to perform any obligation contained herein, Senior Lender may direct Senior Lender's representatives or any other Person or entity selected by them to perform any such obligations. Borrowers shall be responsible for all servicing costs resulting from such termination and appointment of a successor.

         7.5. SPECIAL REPRESENTATIONS AND COVENANTS REGARDING RECEIVABLES. Upon
(i) each submission of Receivables Information to Senior Lender, and (ii) the making of each Advance, Borrowers shall conclusively be deemed to have represented and warranted to, and covenanted with, Senior Lender that:

              (a) No amount included as part of any Eligible Receivable represents or constitutes an amount as to which the related Obligor has made a payment in whole or in part or which is or was included in or represented by any other Receivables.

              (b) Each Eligible Receivable has been billed to the applicable Obligor, and all documentation and information necessary or required for payment thereof has been submitted to the applicable Obligor, and each Borrower has fulfilled, and will continue to fulfill, all of its other material obligations in respect thereof, including verification of the eligibility of such Eligible Receivable for payment by such Obligor. The documentation submitted by Borrowers is sufficient such that each Eligible Receivable constitutes a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor, except as enforceability may be limited pursuant to an Insolvency Proceeding or equitable principles affecting the rights of creditors generally, and except for statutory or contractual rights of Offset in favor of such Obligor or Requirements of Law with respect to Governmental Receivables. Absent an Insolvency Proceeding or the application of such equitable principles involving such Obligor, each Eligible Receivable will be paid by the applicable Obligor, and collected by Senior Lender, in an amount equal to not less than its NCV.

              (c) Borrowers have made or caused to be made, and will make and cause to be made, all payments to each Obligor necessary to prevent such Obligor from exercising rights of Offset with respect to any prior overpayment to a Borrower or any Affiliate. Except as previously disclosed in writing to Senior Lender, no Borrower is a party to any unresolved disputes with any Obligor with respect to any Receivables the resolution of which dispute may result in the applicable Obligor reducing the amount payable on account of any Receivables on which it is the Obligor in an amount greater than $10,000 without prior notice to Senior Lender. No Receivables have been or will be compromised, adjusted, extended, satisfied, subordinated, rescinded, set off or modified, and no Receivables are or will be subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set off, counterclaim, defense or modification, whether arising out of transactions concerning the contract or otherwise in an amount greater than $10,000 without prior written notice to Senior Lender. Borrowers shall immediately notify Senior Lender of any action, proceeding, dispute, Offset, deduction, defense or counterclaim that is or may be asserted by any Obligor relating to any Receivables with respect to Accounts having, alone or in the aggregate, a value of greater than $10,000.

              (d) Each Eligible Receivable: (i) has a service date prior to the date of its submission to Senior Lender for inclusion in the Revolving Credit Borrowing Base; (ii) is submitted to Senior Lender at least 150 days prior to any statutory limit on the related Obligor's obligation to pay; and (iii) is or will be due and payable by the applicable Obligor.

              (e) All Receivables and underlying contracts and all transactions underlying all Receivables, including those involving the rendering services or the sale of goods, comply with all Requirements of Law, and all submissions of claims to Obligors regarding Receivables are and shall be genuine and in all respects what they purport to be. Each Eligible Receivable is (i) based on an actual and bona fide rendition of healthcare services, or the furnishing of healthcare goods or medical equipment, to a patient or customer by a Borrower or an Affiliate in the ordinary course of business, or is due under an effective capitation agreement, (ii) denominated and payable only in lawful currency of the United States, and (iii) an "account," "general intangible" or an interest or claim in or under a policy of insurance, and is not evidenced by any "instrument" or "chattel paper" within the meaning of the UCC, except to the extent that causing such Receivable to be evidenced by such an instrument is required for the collection of such Receivable or for the enforcement of any rights therein and, in such case, a counterpart of any such instrument will be manually signed and such manually signed counterpart will be promptly delivered to Senior Lender and endorsed to Senior Lender or its designee if so requested by Senior Lender.

              (f) The goods and services provided and reflected by each Eligible Receivable, or the medical equipment provided in conjunction therewith, were medically necessary, and the patient has received such goods, services or medical equipment and the fees charged for the services or goods constituting the basis for such Receivable were the usual, customary and reasonable fees charged by other healthcare service providers in the applicable community of Borrower for the same or similar services or goods.

              (g) No credit, discount, or extension, or agreement therefor has been or will be granted on any Eligible Receivable in an amount greater than $10,000, except for such items reported to Senior Lender in accordance with this Agreement; (ii) any copy of an invoice delivered to Senior Lender by Borrowers will be a genuine copy of the original invoice sent to the Obligor named therein; (iii) if the fees charged for the services constituting the basis for any Eligible Receivable were subject to limitations imposed by contracts for reimbursement from the related Obligor, each such Receivable for which the fees are so restricted has been clearly identified to Senior Lender as being subject to such restriction; and (iv) no direction of a Borrower or any other Person is in effect directing Obligors (A) to remit payments in respect of any Receivables other than to the applicable Lockbox or Lockbox Account designated by Senior Lender, or (B) to remit RA/EOBs in respect of the Receivables to any Person or address other than to the Lockbox designated by Senior Lender.

              (h) Borrowers have not and shall not re-date any invoice or render services on extended dating beyond that customary in Borrowers' business, or extend or modify the payment terms of any Eligible Receivable other than in the ordinary course of business and consistent with the Borrowers' past practices. If a Borrower obtains Knowledge of any matter that, in Borrower's commercially reasonable judgment, may materially affect the collectibility of any Receivable in excess of $10,000, including information regarding the applicable Obligor's creditworthiness, Borrower will promptly so advise Senior Lender in writing. Borrowers shall notify Senior Lender promptly of all material disputes and claims with the Obligor of any Eligible Receivable in excess of $10,000 and settle or adjust the same in a commercially reasonable manner, or contest such disputes or claims at no expense to Senior Lender; but no material discount, credit or allowance shall be granted to any Obligor in respect of any such dispute or claim without Senior Lender's consent, except, prior to the occurrence of an Event of Default, for discounts, credits and allowances made or given in the ordinary course of Borrowers' business.

              (i) Borrowers shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Receivable, other than with respect to a Receivable on which the Obligor is a natural person, without Senior Lender's prior written consent. If Senior Lender consents to the acceptance of any such instrument, it shall be considered as evidence of the Receivable and not payment thereof and Borrower will promptly deliver such instrument to Senior Lender appropriately endorsed, regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto.

         7.6. RIGHTS OF SENIOR LENDER WITH RESPECT TO INVENTORY. The Borrowers shall safeguard, protect and hold all Inventory for the account of the Senior Lender, and make no disposition thereof except for shipments of

Inventory to customers of the Borrowers in the ordinary course of the Borrowers' business, on open account and on commercially reasonable terms consistent with the Borrowers' past practices and dispositions permitted by Section 9.6, provided that all proceeds of all sales (including cash, accounts receivable, checks, notes, instruments for the payment of money and similar proceeds) are forthwith deposited in the Lockbox Account. Upon the sale, exchange, or other disposition of Inventory, as herein provided, the security interest in the Inventory provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition.

SECTION 8. REPRESENTATIONS AND WARRANTIES. Borrowers each represent and warrant to Senior Lender as follows:

         8.1. ORGANIZATION, AUTHORITY, ETC. Borrowers and their Subsidiaries are duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, with all requisite power, authority and legal right to: (a) own or lease their assets; (b) conduct their business as presently conducted; (c) execute, deliver and perform this Agreement and the other Loan Documents; and (d) consummate the transactions contemplated hereby and thereby. Borrowers and their Subsidiaries are duly qualified and authorized to conduct their business and are qualified, authorized and in good standing in each jurisdiction in which qualification, authorization and good standing are necessary or desirable for such Person's conduct of its business or each Borrower's performance of its obligations or in which failure to do so would have a Material Adverse Change.

         8.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance of this Agreement and the other Loan Documents to which Borrowers are a party, and the consummation of the transactions contemplated hereby and thereby, (a) are within such Person's corporate or other powers, (b) have been duly and validly authorized by all requisite action on the part of such Person, and (c) do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, constitute the basis for acceleration of any indebtedness, or result in the creation or imposition of any Lien (except Permitted Liens) upon any of such Person's properties or assets pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument by which it is bound or to which any of its properties or assets are subject, nor will such action result in any violation of the provisions of any Requirement of Law applicable to such Person or any of its assets.

         8.3. GOVERNMENTAL AND OTHER APPROVALS. Other than any filings necessary to perfect the Senior Lender's security interest, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority, Obligor or other Person is required in connection with the due execution, delivery and performance by Borrower of this Agreement and the other Loan Documents which has not been obtained or made.

         8.4. VALIDITY, ETC. This Agreement and the other Loan Documents have been duly and validly authorized, executed and delivered by Borrowers and constitute valid and legally binding obligations, enforceable against each such Person in accordance with their terms, except as such enforceability may be limited by Requirements of Law applicable to Governmental Receivables and bankruptcy, insolvency, reorganization, receivership, moratorium and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

         8.5. LITIGATION, ETC. Except as set forth on Schedule 8.5 attached hereto, there are no: (a) actions, suits, proceedings or investigations pending or, to Borrowers' Knowledge, threatened, before any court, administrative agency, arbitrator, Governmental Authority or other tribunal (i) which, if determined adversely to a Borrower or any Subsidiary, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Change, (ii) asserting the invalidity of this Agreement or any Loan Document, in whole or in part, or (iii) questioning the consummation by a Borrower or any Subsidiary of any of the transactions contemplated by this Agreement; (b) pending or, to the Borrowers' Knowledge, threatened criminal or material civil investigations involving a Borrower, any Subsidiary, or its or any of their respective Affiliates, officers or directors, and no Borrower, any Subsidiary or its or any of their respective officers or directors has been involved in, or is the subject or target of, any criminal or material civil investigation or pending or contemplated Insolvency Proceeding, which in either case the adverse determination of which (x) is likely and (y) could reasonably be expected to cause a Material Adverse Effect.

         8.6. CONDUCT OF BUSINESS. The primary business of the Borrowers is, and will at all times continue to be, the provision of healthcare services, healthcare products, ancillary healthcare support and/or healthcare goods and equipment. Borrowers have, will continue to have and will maintain all necessary Permits, licenses, agreements, accreditations, certifications, contracts and governmental consents necessary to operate and conduct its business as it is presently being conducted, subject to minor exceptions and deficiencies which could not reasonably be expected to have a Material Adverse Change.

         8.7. BORROWER INFORMATION. Borrowers have delivered to Senior Lender a completed form of Schedule 8.7 attached hereto with respect to each Borrower, and all information set forth therein is complete, correct and does not omit a material fact necessary to make the information contained therein not misleading in any material respect. The respective address(es) set forth in Schedule 8.7 for Borrowers is, and for at least the past six months has been, such Borrowers' mailing address, its chief executive office, its principal place of business, and/or the office where all of the Books and Records of such Borrower are maintained. All Collateral is located only at the address(es) set forth in
Schedule 8.7. Borrowers do not, and have not during the past five (5) years, transacted business under any trade, fictitious or assumed name other than those set forth on Schedule 8.7 or as disclosed to Senior Lender under this Agreement. During the past 5 years, no Borrower has been a party to a merger or consolidation and has not acquired all or substantially all of the assets of any Person except as set forth on Schedule 8.7 or as disclosed to Senior Lender and permitted by this Agreement.

         8.8. COMPLIANCE WITH REQUIREMENTS OF LAWS, ETC. Each governmental certification, governmental agreement and contract to which Borrowers are a party or is bound is in full force and effect, has not been amended or otherwise modified, rescinded, revoked or assigned and does not contain any provision prohibiting the transfer of the related Obligor's payment obligation thereunder from the patient to the applicable Borrower or from such Borrower to Senior Lender. Borrowers and every Subsidiary is in compliance with all Requirements of Laws and all contracts relating to the Receivables, in each case the noncompliance with which could reasonably be expected to adversely affect the collectibility of the Receivables. No condition exists and no event has occurred and is continuing which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any governmental consent or Permit applicable to Borrowers or any Subsidiary or any facility owned or operated by it or such facility's participation in the applicable governmental programs. There is no claim or basis for a claim that any such governmental certification, governmental agreement, contract or governmental consent is not in full force and effect.

         8.9. TAX MATTERS. Borrowers and each of their Subsidiaries (a) have timely filed all tax reports and returns required by foreign, federal, state and local law, (b) have timely paid all taxes, assessments, deposits, contributions and other governmental charges shown or determined to be due on such returns and reports (including without limitation, payroll, employee withholding and other similar taxes and charges), except those being contested in good faith and by appropriate proceedings, and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns and reports apply. Senior Lender, in its sole discretion, may require Borrowers to hire an outside payroll service if there is any question as to the timely payment of payroll and/or payroll taxes.

         8.10. OFFSETS. Except as set forth on Schedule 8.10 attached hereto, there is no basis for (a) any Offsets asserted or, to the Borrowers' Knowledge, threatened to be asserted against any Borrower or Subsidiaries by any Obligor (including but not limited to amounts due to Medicare or the IRS) in an amount in excess of $100,000, or (b) any overdue or delinquent liabilities or Indebtedness which could give rise to a right of a federal Governmental Authority or any other Person to offset or levy with respect to such liabilities or Indebtedness against any Receivables having a value in excess of $100,000, or payments due thereon.

         8.11. FINANCIAL STATEMENTS AND PROJECTIONS.

              (a) All financial statements and reports delivered by Borrowers to Senior Lender (including, without limitation, all such financial statements delivered in connection with Senior Lender's due diligence and underwriting with respect to this transaction) have been prepared in accordance with GAAP (except as set forth therein or the absence of footnotes in the case of unaudited statements and normal year-end adjustments) and fairly present the financial position and results of operations of the Borrowers as of the dates and for the periods indicated.

As of the date of such statements, there are no material liabilities (contingent or otherwise) of the Borrowers which are not disclosed in the balance sheets included in such financial statements.

              (b) All financial projections delivered by Borrowers to Senior Lender (including, without limitation, all such financial statements delivered in connection with Senior Lender's due diligence and underwriting with respect to this transaction) have been prepared in good faith, based on assumptions which were reasonable when made, all of which assumptions are stated therein, and reflect reasonable estimates of the Borrowers of the results of operation and other information projected therein. To the Knowledge of the Borrowers, as of the date of any such projections no facts exist that (individually or in the aggregate) would result in any material change in any of such projections.

         8.12. EMPLOYEE BENEFIT PLANS. Schedule 8.12 sets forth all Employee Benefit Plans of the Borrowers, and separately sets forth all Pension Plans of the Borrowers, and their respective ERISA Affiliates. Each Employee Benefit Plan has been maintained in all material respects with the provisions of ERISA and, to the extent, applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Borrowers or their ERISA Affiliates have not incurred any material liability to the Pension Benefit Guaranty Corporation or any Employee Benefit Plan on account of any failure to meet the contribution requirements of any Pension Plan, or as a result of a complete or partial withdrawal from a Multiemployer Plan, and no event has occurred and is continuing or conditions exist which present a material risk that Borrowers or any ERISA Affiliate will incur any material liability as a result of the foregoing circumstances. The consummation of the transactions contemplated by this Agreement will not result in any prohibited transaction under ERISA or the Code for which an exemption is not available.

         8.13. SUBSIDIARIES AND AFFILIATES; CAPITALIZATION; SOLVENCY.

              (a) Except as set forth on Schedule 8.13 or as otherwise permitted by this Agreement, no Borrower has any direct or indirect Subsidiaries or Affiliates and no Borrower is engaged in any joint venture or partnership. Borrowers are the record and beneficial owners of all of the issued and outstanding shares of Capital Stock of each of Wholly Owned Subsidiaries listed on Schedule 8.13, and there are no proxies, irrevocable or otherwise, with respect to such shares, and no equity securities of any of such Wholly Owned Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any kind or nature.

              (b) Schedule 8.13 correctly sets forth the number of shares of Borrowers' Capital Stock (other than LHC's) of each class authorized and the number thereof outstanding, the name of the Borrowers' (other than LHC's) respective shareholders or other ownership interest holders and the number of shares of each class of Capital Stock owned by such shareholders. All Capital Stock is validly issued, fully paid and nonassessable and owned by such shareholders as specified in such Schedule, free of any Lien except Permitted Liens. Except as set forth in Schedule 8.13 or as permitted under this Agreement, there are no subscriptions, warrants, options, calls, commitments, rights or agreements by which any Borrower, Subsidiary or Controlled Entity, or any of the Shareholders of any such entity, is bound relating to the issuance, transfer, voting or redemption of shares of its Capital Stock, membership units or any pre-emptive rights held by any Person with respect to the shares of Capital Stock or membership units of any such entity.

              (c) Borrowers and Subsidiaries: (i) are and will remain Solvent after giving effect to the transactions contemplated by this Agreement; (ii) have not and will not incur debts or liabilities beyond their ability to pay;
(iii) will, after giving effect to the transactions contemplated by this Agreement, have an adequate amount of capital to conduct their business in the foreseeable future; and (iv) have made the grant of a security interest in the Collateral hereunder in good faith and without intent to hinder, delay or defraud any of its creditors.

         8.14. RESTRICTIONS ON SUBSIDIARIES; SECURITY INTERESTS.

              (a) Except for restrictions contained in this Agreement or any other agreement with respect to Indebtedness of the Borrowers permitted hereunder as in effect on the date hereof, there are no contractual or consensual restrictions on Borrowers or any of their Wholly Owned Subsidiaries that prohibit or otherwise restrict (i) the transfer of cash or other assets (A) among Borrowers or between Borrowers and any of their Wholly Owned

Subsidiaries or (B) among any Wholly Owned Subsidiaries of Borrowers, or
(ii) the ability of Borrowers to incur Indebtedness or grant Liens to Senior Lender in the Collateral other than any restrictions contained in any capitalized lease or purchase money indebtedness (permitted under this Agreement) relating solely to the assets acquired thereby and the identifiable proceeds thereof.

              (b) Each Borrower has granted to Senior Lender a valid, perfected first priority and only security interest in the Receivables and the other Collateral, subject to no other Liens other than Permitted Liens and subject to applicable laws and regulations governing Medicare and Medicaid receivables, enforceable against the Borrowers and all creditors of, and purchasers from, the Borrowers.

         8.15. DEPOSIT ACCOUNTS. A complete list of all of Borrowers' Deposit Accounts (including account numbers and addresses for each Deposit Account bank) is set forth on Schedule 8.15.

         8.16. ENVIRONMENTAL MATTERS. Except as set forth in Schedule 8.16, neither the Borrowers nor any Subsidiary nor, to Borrowers' Knowledge, any other Person, has ever caused or permitted any Hazardous Material to be improperly stored or disposed of on or under any real property owned, leased or operated by Borrower or Subsidiary, or in which Borrowers or Subsidiary ever held, directly any legal or beneficial interest or estate, and no such real property has ever been used by Borrowers, any Subsidiary or, to Borrowers' Knowledge, any other Person, as a disposal site or permanent or temporary storage site for any Hazardous Material, except for the storage and use of materials reasonably necessary for and consistent with normal and ordinary conduct of Borrowers' business, including, without limitation, the storage and use of cleaning supplies, toner for photocopying machines and other similar materials. Borrowers and each Subsidiary has been issued and is in compliance with all material Permits relating to environmental matters, and have filed all notifications and reports required under applicable Environmental Laws, the failure to have or comply with which could reasonably be expected to have a Material Adverse Change. All Hazardous Materials used or generated by the Borrowers or any Subsidiary or any business merged into or otherwise acquired by Borrowers or any Subsidiary have been generated, accumulated, stored, transported, treated, recycled and disposed of in compliance with all Environmental Laws, except where the failure so to comply could not reasonably be expected to have a Material Adverse Change. No Borrower nor any Subsidiary has any liabilities with respect to Hazardous Materials which could reasonably be expected to have a Material Adverse Change, and to Borrowers' Knowledge, no facts or circumstances exist which could give rise to liabilities with respect to Hazardous Materials which could reasonably be expected to have a Material Adverse Change.

         8.17. NO MISSTATEMENT, ETC. The application made by Borrowers to Senior Lender in connection with this Agreement, and all of Borrowers' statements to Senior Lender and in any materials furnished in connection with this Agreement were on the date furnished true and correct in all material respects and are true and correct in all material respects on the Closing Date.

         8.18. NO MATERIAL ADVERSE CHANGE. There has been no Material Adverse Change from December 31, 2004 to the Closing Date.

SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS. Each Borrower covenants that until all of the Borrowers Obligations to Senior Lender are paid and satisfied in full and the Revolving Commitment has been terminated:

         9.1. MAINTENANCE OF EXISTENCE.

              (a) Borrowers shall at all times preserve, renew and keep in full force and effect its legal existence and material rights and franchises with respect thereto and maintain in full force (except as permitted otherwise pursuant to Section 9.6) and effect all material Permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

              (b) No Borrower shall change its name, mailing address, chief executive office, principal place of business or location of its Books and Records, close any existing place of business or change the location of any Collateral, or transact business under any trade, fictitious or assumed names other than those set forth in

Schedule 8.7, or open a new place of business without providing at least thirty
(30) days' prior written notice to Senior Lender.

         9.2. COMPLIANCE WITH LAWS AND CONTRACTS. Borrowers shall at all times comply with all Requirements of Law other than where such non-compliance could not reasonably be expected to cause a Material Adverse Change. Except as permitted by this Agreement, Borrowers shall comply with its obligations under any contracts, including without limitation, those relating to the Receivables, other than where such non-compliance could not reasonably be expected to cause a Material Adverse Change.

         9.3. PAYMENT OF TAXES AND CLAIMS. Borrowers shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued, and with respect to which adequate reserves have been set aside on the books of the applicable Person.

         9.4. INSURANCE. Borrowers will keep the Collateral insured with financially sound and reputable insurers against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrowers shall maintain business interruption, public liability, and other property damage insurance relating to Borrowers' ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation. All policies or insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Senior Lender. Contemporaneously with the execution of this Agreement, and within fifteen (15) days of any date when any additional or replacement insurance coverage is obtained or any such policy is renewed (and in any event no less frequently than annually), Borrowers shall deliver, or cause to be delivered, to Senior Lender true copies of certificates of insurance with respect to such policies or additional insurance or replacement policies, which certificates (i) in the case of property and casualty policies, shall contain an endorsement or rider satisfactory to Senior Lender showing Senior Lender as loss payee and additional insured thereof, and (ii) in the case of general liability policies, shall contain an endorsement or rider showing the Senior Lender as an additional insured. Every policy of insurance referred to in this Section 9.4 shall contain an agreement by the insurer that it will not cancel such policy except after thirty (30) days (ten (10) days in the case of non-payment of premiums) prior written notice to Senior Lender. Borrowers shall deliver to Senior Lender, within five (5) Business Days of any request by Senior Lender, certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

         9.5. FINANCIAL STATEMENTS AND OTHER INFORMATION.

              (a) Financial Statements. Borrowers shall, and shall cause any Subsidiary to, keep proper Books and Records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrowers and their Subsidiaries in accordance with GAAP (except in the case of unaudited financial statements for the absence of footnotes and normal year end adjustments). Borrowers shall furnish Senior Lender, promptly upon request, such financial and other information and statements as Senior Lender shall reasonably request from time to time regarding the Collateral and Borrowers' business affairs, financial condition and operations, and shall notify the auditors and accountants of Borrowers that Senior Lender is authorized to obtain such information directly from such Persons. Without limiting the foregoing, Borrowers shall furnish or cause to be furnished to Senior Lender each of the financial statements and reports described below on or before the dates indicated:

                           (i) Interim Financial Statements. Within thirty (30)
                  days after the end of each fiscal month, monthly unaudited consolidated and consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their Subsidiaries, as of the end of and through such fiscal month, certified to be correct by the chief financial officer of Borrowers, subject to normal year-end adjustments, together with a Compliance Certificate in the form attached hereto as Exhibit G relating to such monthly period.


                           (ii) Audited Financial Statements. Within ninety (90)
                  days (or such earlier date as the Securities and Exchange Commission may require such financial statements to be filed following an IPO), audited consolidated and consolidating financial statements of Borrowers and their respective Subsidiaries (including in each case balance sheets, statements of income and loss, cash flow and shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and such Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants (which accountants shall be an independent accounting firm selected by Borrowers and reasonably acceptable to Senior Lender), that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrowers and such Subsidiaries as of the end of and for the fiscal year then ended.

                           (iii) Covenant Compliance Schedules. Together with
                  the interim financial statements to be delivered at the end of each fiscal quarter pursuant to clause (i) above, a Compliance Certificate and accompanying schedule in form reasonably satisfactory to Senior Lender setting forth the calculations used in determining whether Borrowers were in compliance with the covenants set forth in Section 10 for such quarterly period.

                           (iv) Projections. No later than thirty (30) days
                  prior to Borrowers' Fiscal Year End, a detailed budget (inclusive of balance sheet and income statement) relative to Borrowers, prepared on a consolidated and consolidating and month by month basis, for the succeeding fiscal year.

                           (v) Final Detailed Budget. No later than thirty (30)
                  days after Borrowers' Fiscal Year End, a final detailed budget (inclusive of balance sheet and income statement) relative to Borrowers, prepared on a consolidated and consolidating and month by month basis, for the succeeding fiscal year

              (b) Additional Information. Borrowers shall cause to be delivered to Senior Lender the following items no later than the dates listed:

                           (i) Notice of Defaults. Promptly upon any Borrower
                  obtaining Knowledge thereof, written notification of any Event of Default or Default, specifying the nature of such Event of Default or Default, the period of the existence thereof and the action Borrowers propose to take with respect thereto.

                           (ii) Governmental Communications. Within ten (10)
                  Business Days after the sending, filing or receipt thereof, copies of all reports and statements that any Borrower sends to or receives from any Governmental Authority or that any Borrower sends to its shareholders generally, including any cost reports, audits, and copies of registration statements that any Borrower files with the Securities and Exchange Commission or any national securities exchange or the National Association of Securities Dealers, Inc.

                           (iii) Healthcare Matters. Within five (5) Business
                  Days after a Borrower obtaining Knowledge of:

                                    a. Notice of any investigation or pending or
                           threatened proceedings relating to any violation by any Borrower, any Subsidiary, or any health care facility to which Borrowers or any Subsidiary provides services, of any Health Care Laws (including, without limitation, any investigation or proceeding involving violation of any of the Medicare and/or Medicaid fraud and abuse provisions);

                                    b. Copies of any written recommendation from
                           any Governmental Authority or other regulatory body that any Borrower, any Subsidiary, or any Obligor to which Borrowers or any Subsidiary provides services should have its licensure or accreditation revoked, or have its eligibility to participate in the Civilian Health and

                           Medical Program of the Uniformed Services
                           ("CHAMPUS"), Medicare or Medicaid or to accept assignments or rights to reimbursement under CHAMPUS, Medicaid or Medicare regulations revoked;

                                    c. Notice of any claim to recover any
                           alleged material overpayments with respect to any Receivables including, without limitation, payments received from CHAMPUS, Medicare, Medicaid or from any private insurance carrier;

                                    d. Notice of termination of eligibility of
                           any Borrower, any Subsidiary, or any health care facility to which Borrowers provide services to participate in any reimbursement program of any private insurance carrier or other Obligor applicable to it;

                                    e. Notice of any reduction in the level of
                           reimbursement expected to be received with respect to any Receivables representing more than $100,000 in the aggregate of the value of all Eligible Receivables included in the Revolving Credit Borrowing Base;

                                    f. Notice of any reimbursement payment
                           contract or process that results or may result in any claim against any Borrower or any Subsidiary (including on account of overpayments, settlement payments, appeals, repayment plan requests); and

                                    g. Copies of any report or communication
                           from any Governmental Authority in connection with any inspection of any facility of any Borrower or any Subsidiary.

                           (iv) Enrollment Application. Copies of all documents
                  within in ten (10) Business Days relating to the execution of an enrollment application with a new healthcare provider, the termination or modification of the relationship of any Borrower with any existing healthcare provider, or any notice of such new provider or such termination or modification, including the name, address and provider number for the affected healthcare provider

                           (v) Notice of Litigation, Claims against Collateral,
                  Adverse Events, etc. Promptly (and in any event within one (1) Business Day) upon obtaining Knowledge thereof, written notice in reasonable detail of: (A) any Lien, claim, attachment or legal process asserted or levied against any Borrower or any Collateral in an amount claiming in excess of $25,000 from Borrowers, or any of them; (B) the loss or damage to any material Collateral; (C) any reimbursement or other Offset by any Governmental Authority, including but not limited, to the IRS, in an amount in excess of $10,000; (D) the commencement of any audit, investigation or judicial or administrative proceeding by any Obligor or Government Authority, or any criminal or civil investigation initiated, claim filed or disclosure required by the Office of Inspector General, the Department of Justice, CMS (formerly HCFA), or any other Governmental Authority, or any claim filed under the False Claims Act or any other Requirement of Law; (E) any notice of default, termination or of any other material nature received by any Borrower from the owner of any leased premises (1) used by LHC as its chief executive office, (2) where any books and records relating to the Receivables are maintained by Borrower or (3) related to the Borrowers' long term care business; or
                  (F) the occurrence of any other event which could reasonably be expected to have a Material Adverse Change.

                           (vi) Tax Returns. Copies of (A) Borrowers' annual
                  federal income tax returns as filed with the Internal Revenue Service, commencing with its first Fiscal Year End after the Closing Date, such return to be delivered to Senior Lender not later than thirty (30) days after the filing date, (B) Borrowers' payroll tax return as filed with the Internal Revenue Service on Form 941 for each calendar quarter, to be delivered no later than the last day of the calendar month in which it is required to be filed, together with monthly documentation of payment of any sums due in respect of payroll taxes, and (C) if requested by Senior Lender, any applicable sale tax filings not later than thirty (30) days after the filing date thereof, together with monthly documentation of payment of any sums due in respect of sales taxes.

                           (vii) Accounts Receivable and Payable Aging Reports.
                  No later than the tenth (10th) day of each calendar month, a detailed accounts receivable aging by Obligor class and accounts payable aging for the previous month, including all month-end reconciliations as reasonably requested by Senior Lender.

                           (viii) ERISA Information. Copies of any ERISA reports
                  or other reports related to any employee pension or benefits plan within thirty (30) days of the Borrowers' Fiscal Year End, or if such report is required by either state or federal law to be filed at a different time or more frequently, within five (5) Business Day of the filing of any such report.

                           (ix) Obligor Information. Promptly upon the request
                  by Senior Lender but in no event more frequently than once each fiscal quarter, a complete listing of all Obligors of Borrowers, whether or not the Receivables of such Obligor are Eligible Receivables, together with a complete listing of all rates for each Obligor or Obligor class.

                           (x) Licensing Information. Copies of all required
                  operating, medical or provider licenses, as they are renewed, but no less frequently than every year.

                           (xi) Inspection / Survey Information. Copies of the
                  results of any licensing survey or other inspection report within ten (10) Business Days of its receipt by Borrowers.

                           (xii) Miscellaneous. All other items, documents or
                  information reasonably required by Senior Lender.

         9.6. MERGER, CONSOLIDATION, DISPOSITION OF ASSETS, DISSOLUTION OR LIQUIDATION.

              (a) No Borrower shall sell, lease, license, transfer or otherwise dispose of its Property other than (i) Property sold in the ordinary course or ordinary operation of such Borrower's business; (ii) dispositions of obsolete, worn or nonfunctional Property; (iii) Property sold, leased, licensed, transferred or otherwise conveyed by a Borrower to another Borrower or an Excluded Subsidiary (so long as such transfer would not cause such Subsidiary to no longer be an Excluded Subsidiary); (iv) sales, leases, licenses, transfers and other dispositions of Property in an amount not to exceed $250,000 in the aggregate in any calendar year; (v) sales or issuance of Capital Stock by LHC (including, without limitation, issuances of Capital Stock of LHC in connection with the IPO) which do not result in a Change of Control; and (vi) sales or issuances of Capital Stock by a Borrower or Subsidiary so long as such Person remains a Controlled Entity after the consummation of such sale or issuance or is an Excluded Subsidiary.

              (b) No Borrower shall merge or consolidate with, or acquire, any other Person or commence a dissolution or liquidation; provided, that with fifteen (15) days prior written notice to Senior Lender: (i) Borrowers may engage in Permitted Acquisitions; (ii) a Borrower or an Excluded Subsidiary may merge with another Borrower if a Borrower is the resulting entity; or (iii) Shareholders of a Borrower may dissolve such Borrower in the event that (y) such Borrower has engaged in no business activities for 6 months prior to such dissolution and (z) such Borrower does not have assets with a value exceeding $50,000.

         9.7. RESTRICTIONS ON LIENS. Borrowers shall not create, incur, assume or suffer to exist any Lien on any of its assets, except for the following (collectively, "PERMITTED LIENS"):

              (a) Liens in favor of Senior Lender;

              (b) Liens for taxes which are not yet overdue or the validity of which is being contested in good faith by appropriate proceedings diligently pursued and for which reserves or other appropriate provision as shall be required by GAAP have been made therefor on Borrower's books and records;

              (c) Liens securing Indebtedness described in Section 9.8(c) hereof, provided that such Liens attach only to such real or personal property acquired with the proceeds of such Permitted Indebtedness and the proceeds of such property;

              (d) Deposits or pledges under workman's compensation, unemployment insurance, social security and similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or leases or to secure indemnity, performance or similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or similar bonds, all in the ordinary course of business;

              (e) Non-consensual statutory Liens arising in the ordinary course of business to the extent such Liens secure Indebtedness (i) which is not overdue or (ii) relating to claims or liabilities which are fully insured, or
(iii) which are being contested in good faith by appropriate proceedings and for which the applicable Borrower has taken a reserve on its books in accordance with GAAP;

              (f) Bankers Liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business to the extent permitted in a Control Agreement or under a Government Lockbox not subject to a Control Agreement;

              (g) Reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any real estate owned or leased by Borrowers; provided that they could not reasonably be expected to have a Material Adverse Change;

              (h) Leases or subleases granted to others not interfering with the business of the Borrowers that could not reasonably be expected to have a Material Adverse Change;

              (i) Liens granted in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described above, provided that any extension, renewal or replacement Lien is limited to the property encumbered by the Lien and the principal amount of the Indebtedness being extended, renewed or replaced does not increase, the interest rate on such Indebtedness does not increase, and if the maturity date of such Indebtedness being refinanced originally occurred after the Maturity Date, the maturity date of such Indebtedness after such refinance does not occur prior to the Maturity Date or if the maturity date of such Indebtedness being refinanced originally occurred prior to the Maturity Date, such maturity date is not shortened as a result of such refinancing; and

              (j) Liens existing as of the Closing Date that are described on
Schedule 9.7 attached hereto.


         9.8. RESTRICTIONS ON INDEBTEDNESS. Without Senior Lender's prior written consent, no Borrower shall create, incur, assume or suffer to exist any Indebtedness except (collectively, "PERMITTED INDEBTEDNESS"):

              (a) Indebtedness to Senior Lender;

              (b) Indebtedness outstanding as of the date hereof and reflected on Schedule 9.8 hereto;

              (c) Indebtedness constituting purchase money indebtedness for the financing of capital expenditures (including Capitalized Leases) not to exceed $500,000 at any time outstanding;

              (d) Indebtedness of any Borrower to any other Borrower to the extent not prohibited by Section 9.10;

              (e) Indebtedness constituting Subordinated Debt;

              (f) Endorsements in the ordinary course of business of negotiable instruments for deposit or collection;

              (g) Other unsecured Indebtedness in an amount not to exceed $250,000;

              (h) Guarantees by any Borrower of Indebtedness permitted by clauses (a) through (g).

         9.9. RESTRICTED PAYMENTS. Borrowers shall not, directly or indirectly, declare or pay any dividends on account of any shares of any class of their Capital Stock, or purchase, redeem, retire, or otherwise acquire for value any of their Capital Stock, or make any distribution of assets to its shareholders, whether in cash, property, loans or in other obligations of Borrowers, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of, any Capital Stock, or make any other distribution by reduction of capital or otherwise in respect of any Capital Stock, or, until 180 days after the Maturity Date, make any payments on account of Subordinated Debt or the Seller Debt (collectively, "Restricted Payments"), except for:

                           (i) Restricted Payments made by a Borrower to another
                  Borrower, as long as after giving effect thereto each such Borrower is Solvent;

                           (ii) So long as no Default or Event of Default has
                  occurred and is continuing, redemptions by LHC of common stock options, stock appreciation rights, restricted stock awards or performance awards issued pursuant to the Benefit Plan in connection with the termination or retirement by the individual to which such Ownership Interests were issued in an amount not to exceed $250,000 in any fiscal year;

                           (iii) Restricted Payments in the form of shares of
                  Capital Stock consisting solely of common stock;

                           (iv) Payments made in respect of the Subordinated
                  Debt with proceeds of the IPO;

                           (v) So long as no Default or Event of Default has
                  occurred and is continuing, payments made to minority owners of Borrowers (other than LHC) in respect of their pro-rata ownership of such Borrower and relating to earnings from such Borrower; and

                           (vi) Provided that no Default or Event of Default has
                  occurred and continues to exist and Borrowers' sum of unrestricted cash on hand and the amount of Revolving Credit Availability (after giving effect thereto) is at least $2,000,000, regularly scheduled payments of interest due with respect to the Subordinated Debt.

         9.10. TRANSACTIONS WITH AFFILIATES.

              (a) Except for transactions under the Benefit Plan, Borrowers shall not, directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director, agent or other Affiliate of a Borrower, except transactions in the ordinary course of and pursuant to the reasonable requirements of Borrowers' business and upon fair and reasonable terms no less favorable to the applicable Borrower than would be obtained in a comparable arms' length transaction with an unaffiliated person.

              (b) In the event that a Default or an Event of Default has occurred and is continuing, no Borrower or Borrower Agent shall make to any other Affiliate of a Borrower (other than a Borrower) and no Affiliate of any Borrower (other than a Borrower) shall receive from any other Borrower or Borrower Agent any payment in whatever form, including but not limited to payments for management fees, consulting fees, fees for services rendered, administrative costs and expenses, and lease and equipment payments.

              (c) Borrowers' investments (whether through loans, guaranties, equity, contribution or otherwise) in the Excluded Subsidiaries shall not at any time exceed $500,000 in the aggregate, and the aggregate value of all assets of all Excluded Subsidiaries shall not at any time exceed $500,000.

              (d) The EBITDA (on a trailing twelve-month basis) of all Excluded Subsidiaries in the aggregate at any one time shall not exceed $250,000.

         9.11. COMPLIANCE WITH ERISA. Borrowers shall and shall cause each of its ERISA Affiliates to: (a) maintain each Employee Benefit Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Requirements of Law; (b) cause each Pension Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; (c) not terminate any Pension Plans so as to incur any monetary liability to the Pension Benefit Guaranty Corporation ("PBGC") in excess of $100,000; (d) not allow or suffer to exist any prohibited transaction involving any of Employee Benefit Plans or any trust created thereunder which would subject Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under
Section 4975 of the Code or ERISA in excess of $100,000; (e) make all required contributions to any Pension Plan which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such Pension Plan; or (f) not allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the PBGC of any such Pension Plan that is a single employer plan, which termination could result in any monetary liability to the PBGC in excess of $100,000.

         9.12. DEPOSIT ACCOUNTS. Borrowers shall not (a) establish any Deposit Accounts other than those described on Schedule 8.15, except for the Government Lockbox Deposit Accounts and Deposit Accounts as to which the applicable Borrower(s) as applicable, shall have delivered to Senior Lender a Control Agreement in form and substance satisfactory to Senior Lender, or (b) violate directly or indirectly any bank agency agreement, Control Agreement or Lockbox Agreement in favor of Senior Lender.

         9.13. INSPECTION OF PROPERTIES AND BOOKS, ETC. Senior Lender and its representatives (including any appraisers, counsel, auditors and accountants selected by Senior Lender) shall at all times have, upon five (5) days' prior notice (unless an Event of Default has occurred and is continuing in which case no notice shall be required), full and free access during normal business hours to, and the right to make inspections of, all facilities of any Borrower and any Subsidiary or Affiliate and to all Books and Records of all such Persons. The Borrowers shall not be required to reimburse the Senior Lender for more than $10,000 per year for fees and expenses related to such inspections, and Senior Lender agrees to conduct no more than four (4) inspections during any calendar year, each so long as no Event of Default has occurred and is continuing. Senior Lender and its representatives may examine the same, take extracts therefrom and make photocopies and abstracts thereof, and Borrowers agree to render to Senior Lender or its representatives, at the cost and expense of Borrowers, such clerical and other assistance as may be reasonably requested with regard thereto. Borrowers and any Affiliate shall permit Senior Lender or its representatives to discuss matters relating to the Receivables, any other item of Collateral or Borrowers' performance hereunder or under any relevant contracts or Requirements of Law with any of its or their officers, employees, agents and independent accountants having knowledge of such matters. Borrowers also hereby grant Senior Lender, to the fullest extent permitted by applicable Requirements of Law, access to all records with respect to such Borrower and any Affiliate of such Borrower and the Collateral maintained by any Governmental Authority, including the right to meet with representatives of such Governmental Authorities and to inspect and make copies or abstracts of any such records.

         9.14. FURTHER ASSURANCES. Borrowers shall, at their expense, promptly execute and deliver all further instruments, financing statements and other documents, and take all further action that Senior Lender may reasonably request in order to perfect, protect or more fully evidence Senior Lender's security interest in any Collateral, or to perform any of its obligations with respect to this Agreement and the Loan Documents, including but not limited to turning over to Senior Lender any instruments or chattel paper and cooperating with Senior Lender in obtaining Control Agreements with respect to any Deposit Accounts, investment property, letter-of-credit rights and electronic chattel paper.

         9.15. RESTRICTIONS REGARDING COLLECTIONS, ETC. No Borrower shall, without the prior written consent of Senior Lender: (a) make any change in the character of its business or in its credit and collection policies, which change would impair the timing of Collections or collectibility of any Receivables; (b) deposit or otherwise credit, or cause, permit or suffer to be deposited or credited to any Lockbox or Lockbox Account, any funds whatsoever except the deposit to or credit of payments and Collections of Receivables or as required by this Agreement; (c) withdraw or attempt to withdraw, or cause, permit or suffer the withdrawal of, any amounts from any Lockbox or Lockbox Account, or instruct any Lockbox Bank or any other Person to transfer any amounts other than as permitted in this Agreement or any Loan Document; (d) cancel, revoke or modify, or cause, permit or suffer any cancellation, revocation or modification of, any sweep of funds instruction established hereunder or under any Loan Document; (e) amend, supplement or otherwise modify, or permit or suffer the amendment, supplement or modification of, any depositary agreement with respect to any Deposit Account or any transfer instruction given thereunder; (f) authorize or participate in, or permit or suffer the authorization of or participation in, an Obligor reversing or attempting to reverse or otherwise prevent payment or recovery with respect to any payment or Collections received by Borrower, Senior Lender, or a Lockbox Account Bank; (g) fraudulently amend, modify, supplement or delete in any way any Books and Records; (h) alter or modify, or permit or suffer the alteration or modification of, its claims processing or third party billing systems; or (i) change its fiscal year.

         9.16. PERMITTED ACQUISITIONS. In the event that a Borrower engages in any merger, acquisition of all or a material portion of the assets of another Person or other business combination with Senior Lender's consent or any Permitted Acquisition, Borrower shall deliver to Senior Lender: (a) at least fifteen (15) days prior to the closing of the acquisition, a copy of the merger or acquisition agreement and all related documents, (b) at least fifteen (15) days prior to the closing of the acquisition, a certificate of good standing of Borrower and the resulting company, and (c) all of those deliverables pursuant to Section 9.17 herein in the event that a new Affiliate of a Borrower is established or acquired with at least $50,000 in assets.

         9.17. CREATION OR ACQUISITION OF NEW SUBSIDIARIES OF BORROWER; SELLER DEBT. In the event that: (a) a Borrower creates or acquires through a Permitted Acquisition a new Subsidiary or Controlled Entity subject to the terms of this Agreement, which has $50,000 or more in assets, (b) an Excluded Subsidiary or other Subsidiary of Borrower, which is not itself a Borrower, increases its asset value to $50,000 or more or otherwise fails to satisfy the criteria to be an Excluded Subsidiary, or (c) Borrower elects to have an Excluded Subsidiary become a Borrower, Borrower shall execute and deliver to Senior Lender within fifteen (15) days, except as otherwise required below, from the date of such formation, Permitted Acquisition, increase in asset value or Borrower decision:

              (a) an amendment or joinder to this Agreement adding such Person as a new Borrower,

              (b) an amendment or accession to the financing statements, certificates of title, stock certificates representing the Capital Stock of the new Borrower with attached stock powers executed in blank and other documents reasonably required by Senior Lender, including new schedules to the Agreement and documents pursuant to which such new Borrower shall secure its obligations under this Agreement by a first priority, perfected Lien in all Property of the new Borrower (subject to Permitted Liens);

              (c) a good standing certificate from the state in which the new Borrower is incorporated, organized or formed, and any and all states in which it is authorized to do business;

              (d) a certificate executed by the Secretary or other officer of the new Borrower in form and substance certifying:

                           (i) that the articles or certificate of
                  incorporation, certificate of formation or articles of organization, as applicable, delivered to the Senior Lender thereto, are in full force and effect, and have not been modified or amended;

                           (ii) that the bylaws, agreement of limited
                  partnership or limited liability company agreement, as applicable, delivered to the Senior Lender thereto, are in full force and effect and have not been modified or amended; and

                           (iii) that attached thereto is a true and complete
                  copy of resolutions adopted by the board of directors, general partner, manager or managing member, as applicable, authorizing the execution, delivery and performance of the foregoing agreements and documents;

              (e) Obligor Notices and other documents necessary to ensure the remittance of Receivables of such new Borrower to applicable Lockboxes and Lockbox Accounts;

              (f) legal opinions and lien searches reasonably requested by Senior Lender; and

              (g) all financial, legal and other due diligence materials received or reviewed by Borrowers in connection with any proposed acquisition (including any legal opinions or lien search results) as reasonably requested by Senior Lender, and, if required will obtain waiver of any applicable confidentiality restrictions to enable Senior Lender to receive any of the same.

Notwithstanding the foregoing, all Seller Debt incurred in any such acquisition shall be junior and subordinate to the Loans and Senior Lender's Liens (provided that no Seller Debt may be secured by a Lien without Senior Lender's prior written consent); no Default or Event of Default shall exist on the date of any Permitted Acquisition or after giving effect to such Permitted Acquisition; and Borrowers shall be in compliance on a pro forma basis with all covenants set forth in Section 10 and with all terms and conditions of this Agreement. With respect to any such Permitted Acquisition, no Receivable shall be an Eligible Receivable until approved by Senior Lender.

         9.18. POST-CLOSING OBLIGATIONS. Borrower shall comply with each of the following matters within the applicable time specified:

              (a) If the Subordinated Debt owing to The Catalyst Fund, Ltd. and Southwest/Catalyst, Ltd. has not been paid in full by Borrower on or before May 20, 2005 with the proceeds from the IPO, Borrower shall deliver to Senior Lender on or before May 20, 2005 an amendment to the documents evidencing such Subordinated Debt, which amendment (i) extends the current maturity of such Subordinated Debt to at least October 13, 2010 and (ii) makes other revisions to such documents which make the terms thereof not inconsistent with this Agreement, each in form and substance reasonably acceptable to Senior Lender;

              (b) On or before April 25, 2005, deliver stock certificates and powers for each Subsidiary of Borrower for equity interests owned by Borrower to the extent such equity interests are evidenced by certificated securities;

              (c) On or before April 25, 2005, a consent and subordination in form and substance reasonably acceptable to Senior Lender from (i) Gulf South Home Health Care, L.L.C. (as lessor) under the Gulf South Lease and (ii) Mississippi Baptist Health Systems, Inc. and Mississippi Baptist Medical Center, Inc. (as lessors) under the Mississippi Baptist Lease, pursuant to which each of the lessors will (A) consent to this Agreement and the Liens granted hereunder, and (B) subordinate any Lien or interest such lessors have in any asset of Borrower, other than the Licenses and Provider Numbers leased to the Borrowers by such lessors under such Leases;

              (d) On or before May 13, 2005, Borrower shall deliver to Senior Lender copies of notices to all Obligors of Borrower to make payments to the Lockbox, for all Obligors who have not previously received such a notice;

              (e) On or before April 29, 2005, Borrower shall deliver to Senior Lender amendments to all of its Control Agreements and Lockbox Agreements covering all deposit accounts and lockboxes of all Borrowers, to add all Borrowers not already a party thereto; and

              (f) On or before April 29, 2005, Borrower shall deliver to Senior Lender finalized audited financial statements for Borrower for the year ending December 31, 2004.

              (g) On or before April 29, 2005, Borrower shall deliver to Senior Lender evidence, in form and substance satisfactory to Senior Lender, that each of the following financing statements has been terminated: (i) Financing Statement 28-406234 with VGM Financial Services as Secured Party and Louisiana Health Care Group, L.L.C. as Debtor; (ii) Financing Statement 28-406771 with VGM Financial Services as Secured Party and Louisiana Health Care Group, L.L.C. as Debtor; (iii) Financing Statement 27-96-00605 with MidSouth National Bank as Secured Party and Hebert, Thibodeaux, Albro and Touchet Therapy Group, Inc. as Debtor; (iv) Financing Statement 27-01-00901 with Jeff Davis Bank as Secured Party and Hebert, Thibodeaux, Albro and Touchet Therapy Group, Inc. as Debtor, and (v) Financing Statement 27-02-00471 with Jeff Davis Bank as Secured Party and Hebert, Thibodeaux, Albro and Touchet Therapy Group, Inc. as Debtor.

SECTION 10. FINANCIAL COVENANTS OF BORROWER. Borrowers covenant and agree that, so long as any Loan is outstanding or the Senior Lender has any obligation to make Loans hereunder, Borrowers will observe each of the following financial covenants. These financial covenants will be calculated on a consolidated basis as of the end of each quarterly period of Borrowers.

         10.1. LEVERAGE RATIO. Borrowers shall maintain a Leverage Ratio of not greater than 1.50:1.00, calculated at the end of each fiscal quarter.

         10.2. FIXED CHARGE COVERAGE RATIO. Borrowers shall maintain on a consolidated basis a Fixed Charge Coverage Ratio on a trailing 12-month basis of not less than 1.40:1.00.

         10.3. EXECUTIVE COMPENSATION

         Until the consummation of the IPO, Borrowers shall not make any payments of management, consulting or other fees for management or similar services, or any payment on account of any Indebtedness owing to any officer, employee, shareholder, director or other Affiliate of any Borrower, except reasonable compensation to officers, employees and directors of Borrowers for services rendered to such Borrower in the ordinary course of business. Without limiting the foregoing, until the consummation of the IPO, Borrowers shall not pay or commit to pay compensation to any member of Borrowers' senior management in an amount in any fiscal year in excess of 110% of the aggregate cash compensation paid during the prior fiscal year.

         10.4. RESTRICTIONS ON LEASES, ETC. Borrowers shall not create, incur, assume, or suffer to exist, any obligation as a lessee for the rental or hire of any real or personal property (which shall exclude any Capitalized Lease, other than: (a) leases described on Schedule 10 attached hereto; and (b) additional operating leases requiring payments (including taxes, insurance, maintenance, and similar expenses) in an aggregate amount not to exceed $500,000 during any fiscal year.

         10.5. CAPITAL EXPENDITURES. Borrowers shall not make or incur Capital Expenditures that are not for general business purposes of Borrowers in the ordinary course of their Business and otherwise in compliance with this Agreement.

         10.6. FINANCIAL COVENANT CALCULATIONS. Borrowers shall submit on a quarterly basis evidence of Borrowers' compliance with the financial covenants set forth in this Section 10 in form substantially similar to the financial covenant calculation worksheet attached as Exhibit A to Compliance Certificate.

SECTION 11. EVENTS OF DEFAULT; SENIOR LENDER'S RIGHTS AND REMEDIES.

         11.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events are referred to herein individually as an "EVENT OF DEFAULT" and collectively as "EVENTS OF DEFAULT":

              (a) Borrowers fail to pay any of the Obligations when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

              (b) Borrowers fail to continuously observe, meet or perform any term, covenant, financial covenant or agreement contained in this Agreement, including specifically Sections 7, 9 and 10 hereof (and all subsections thereof);

              (c) Any Borrower fails to observe or perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 11.1) and such failure continues for fifteen (15) days after written notice of such failure has been given to Borrower by Senior Lender;

              (d) Any representation or warranty of any Borrower contained in this Agreement or any other Loan Document proves to have been false, erroneous or misleading in any material respect as of the date made or deemed made;

              (e) Any Borrower shall: (i) commence a voluntary Insolvency Proceeding seeking liquidation, reorganization or other relief with respect to itself or its Indebtedness or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official over it or any substantial part of its property; or (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary Insolvency Proceeding; or (iii) generally fail to pay its Indebtedness as it becomes due; or (iv) take any action to authorize any of the foregoing;

              (f) Commencement of an involuntary Insolvency Proceeding against any Borrower seeking liquidation, reorganization or other relief with respect to it or its Indebtedness or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and the occurrence of any of the following events: (i) the petition commencing the Insolvency Proceeding is not timely controverted; (ii) the petition commencing the Insolvency Proceeding is not dismissed within sixty
(60) calendar days of the date of the filing thereof; (iii) an interim trustee is appointed to take possession of all or a substantial portion of the assets of, or to operate all or any substantial portion of the business of, such Borrower; or (iv) an order for relief shall have been issued or entered therein;

              (g) Any Lockbox Agreement or Control Agreement is amended or terminated or ceases to be in full force and effect without the written consent of Senior Lender;

              (h) Any Lien (other than Permitted Liens), claim or interest in any Receivables, other item of Collateral, or Collections is validly asserted, claimed, effected or perfected by any Person or if payment of any amounts due with respect to the Receivables is made by an Obligor, other than to Borrower or the appropriate Lockbox or Lockbox Account, which payment is not forwarded to the Lockbox or Lockbox Account within two Business Days after Borrower obtains Knowledge of such payment not being made to such Borrower, Lockbox or Lockbox Account;

              (i) (i) Any Borrower suffers any judgment or arbitration award for the payment of money that (A) is in an amount in excess of $250,000 which is not covered by a policy of insurance, or (B) could reasonably be expected to cause a Material Adverse Change to such Borrower; or (ii) any attachment or execution is rendered against such Borrower's assets that (A) is in an amount in excess of $100,000, or (B) could reasonably be expected to cause a Material Adverse Change to such Borrower;

              (j) Any Borrower shall default under any agreement, document or instrument relating to any Indebtedness for borrowed money owing to any Person other than Senior Lender, or any Capitalized Lease Obligations, contingent Indebtedness in connection with any guaranty, letter of credit, indemnity or similar type of instrument in favor of any Person other than Senior Lender, in any case in an amount outstanding in excess of $250,000.00, which default continues after the applicable cure period, if any, with respect thereto; or any Borrower shall default in the payment of any amount due under any lease with respect to any of its facilities occupied under a lease relating to a long term acute care facility and such default could reasonably be expected to cause a termination of such lease;

              (k) The occurrence of any Change of Control;

              (l) The indictment, or as Senior Lender may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Borrower, Subsidiary or Affiliate of Borrower, in either case, as to which there is a reasonable possibility of an adverse determination under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower, any Subsidiary or Affiliate of Borrower, pursuant to which statute or proceeding the penalties or remedies sought or available include (i) forfeiture of any material portion of the Collateral, or
(ii) forfeiture of any other assets of Borrowers which are necessary or material to the conduct of their business;

              (m) Senior Lender shall determine that any Borrower has failed to administer the Receivables in a commercially reasonable manner and in a manner consistent with the terms of this Agreement and the other Loan Documents, and Borrowers shall fail to adequately cure or address such failure to the satisfaction of Senior Lender within the fifteen (15) day period referred to in
Section 7.3 hereof; or

              (n) The loss, suspension or revocation of, or failure to renew, any license or Permit now held or hereafter acquired by any Borrower or Subsidiary if such loss, suspension, revocation or failure to renew would have a Material Adverse Change and continues for a period of fifteen (15) days following such loss, suspension, revocation or failure to renew.

         11.2. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuation of an Event of Default, Senior Lender may exercise any and all remedies available to it under this Agreement, the other Loan Documents, the UCC and other applicable law. Among other things, Senior Lender may do any one or more of the following, at its election, all of which Borrowers authorize and acknowledge are commercially reasonable, and all of which rights and remedies may be exercised without notice to or consent of Borrowers, except as such notice or consent is expressly provided for hereunder or required by applicable law:

              (a) Declare any and all of the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents or otherwise, immediately due and payable (provided, that, upon occurrence of an Event of Default described in Sections 11.1(e) and 11.1(f), all Obligations shall automatically become immediately due and payable);

              (b) Cease advancing money or extending credit to or for the benefit of the Borrowers under this Agreement, any of the other Loan Documents, or any other agreement between Senior Lender and Borrowers;

              (c) Terminate the credit facilities provided by this Agreement and any of the other Loan Documents, but without affecting Senior Lender's rights and security interests in the Collateral and without affecting the Obligations of Borrowers;

              (d) Collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral;

              (e) Settle or adjust disputes and claims directly with any Obligor or contract debtor for amounts and upon terms which Senior Lender considers advisable, and in such cases, Senior Lender will apply Collections and other amounts so received in accordance with the applicable provisions of this Agreement;

              (f) Without notice to or demand upon Borrowers, make such payments and do such acts as Senior Lender considers necessary or reasonable to protect its security interests in the Collateral. Borrowers and Borrower Agent agree to assemble the Collateral if Senior Lender so requires, and to make the Collateral available to Senior Lender at any place or time, as Senior Lender may designate. Borrowers authorize Senior Lender to enter any premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Senior Lender's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. Borrowers authorize Senior Lender to remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose. With respect to Borrowers' owned or leased premises, Borrowers hereby grants Senior Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Senior Lender's rights or remedies provided herein, at law, in equity, or otherwise;

              (g) Without notice to Borrowers (such notice being expressly waived), and without constituting an acceptance of any Collateral in satisfaction of an obligation (within the meaning of the UCC or any successor statute or law of similar effect), set off and apply to the Obligations any and all (i) balances and deposits of Borrowers held by Senior Lender (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of Borrowers held by Senior Lender;

              (h) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Senior Lender is hereby granted a license or other right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrowers' rights under all licenses and all franchise agreements shall inure to Senior Lender's benefit;

              (i) Obtain the appointment of a receiver, trustee, or similar official over Borrowers to effect the all of transactions contemplated by this Agreement or as is otherwise necessary to perform this Agreement;

              (j) Require Borrowers to assemble the Collateral and make it immediately available to Senior Lender. Without limiting the generality of the foregoing with respect to that portion of the Collateral that is comprised of Patient Lists, Borrowers shall make immediately available all Patient Lists to Senior Lender; and

              (k) Collect any Contracts, Receivables or accounts or sell all or any part of the Collateral at either a public or private sale or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Senior Lender determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale.

         11.3. DISPOSITION OF COLLATERAL, ETC. Senior Lender may sell, lease, transfer, assign, deliver or otherwise dispose of any of the Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Senior Lender or elsewhere) at such prices or terms as Senior Lender may deem reasonable, for cash, upon credit or for future delivery, with Senior Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrowers, which right or equity of redemption is hereby expressly waived and released by Borrowers. Senior Lender has no obligation to assemble, repair or otherwise prepare any Collateral for sale. Senior Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other Person, including Guarantors, liable for them. Senior Lender may release, modify or waive any Collateral without affecting Senior Lender's rights against Borrowers or Guarantor. Borrowers waive any right that it may have to require Senior Lender to pursue any third party for any of the Obligations. Senior Lender may sell the Collateral without giving any warranties as to the Collateral. Senior Lender may specifically disclaim any warranties of title or the like. If Senior Lender sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Senior Lender and applied to the Obligations. In the event that a purchaser fails to pay for any item of Collateral, Senior Lender may resell such item, and Borrowers will be credited with the proceeds of the sale. Senior Lender will have no obligation to marshal any assets in favor of Borrowers, or against or in payment of any of the Obligations. Senior Lender may apply the cash proceeds of Collateral actually received by Senior Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Senior Lender may elect, whether or not then due. Borrowers shall remain liable to Senior Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses. Borrowers shall pay immediately any deficiency that exists after disposition of the Collateral by Senior Lender. Any excess, after payment of all of the Obligations (including any foreclosure costs and other costs of collection), will be returned, without interest and subject to the rights of third Persons, by Senior Lender to the Borrowers or any other person as required by law. The sending of notice by facsimile transmission or by ordinary mail, postage prepaid, to Borrower's address set forth herein of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten (10) days before the date of such sale or other disposition may occur, provided that Senior Lender may provide Borrowers shorter notice or no notice, to the extent permitted by applicable laws.

         11.4. TIME ESSENCE; REMEDIES CUMULATIVE. Time is of the essence respecting all of Borrowers' performance under the Loan Documents. Borrowers irrevocably agree that the Senior Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements and under applicable law shall be cumulative and may be exercised singularly, successively or concurrently on any one or more occasions with such other rights as Senior Lender may have. Senior Lender shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by other applicable law, or in equity. All rights and remedies of Senior Lender may be exercised from time to time as to all or any part of the Collateral as Senior Lender may, in its discretion, determine.

No exercise by Senior Lender of one right or remedy shall be deemed an election, and no waiver by Senior Lender of any Event of Default shall be deemed a continuing waiver. No delay by Senior Lender shall constitute a waiver, election, or acquiescence by it. If, in the exercise of any of its rights and remedies, Senior Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Senior Lender and waives any claim based upon such action, even if such action by Senior Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Senior Lender. Any election of remedies that results in the denial or impairment of the right of Senior Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's duty to pay in full the Obligations.

         11.5. EACH BORROWER'S OBLIGATIONS ABSOLUTE. Each Borrower agrees that its Obligations to Senior Lender are continuing, absolute and unconditional, irrespective of, and unaffected by:

              (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

              (b) the absence of any action to enforce this Agreement or any other Loan Document or the waiver or consent by Senior Lender with respect to any of the provisions thereof;

              (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Senior Lender in respect thereof (including the release of any such security);

              (d) the insolvency of any Borrower; or

              (e) the extension of time for any performance of any Borrower or any other action or circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, all of which are specifically waived.

         11.6. NO SUBROGATION, MARSHALLING. Each Borrower waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, respecting rights of subrogation, or to compel Senior Lender to marshal assets, to proceed against any other Borrower, or against any Collateral before proceeding against, or as a condition to proceeding against, such Borrower.

         11.7. WAIVERS. No waiver by Senior Lender of its rights and remedies shall be effective unless the waiver is in writing and signed by Senior Lender. A waiver by Senior Lender of any right or remedy on one occasion shall not be deemed a waiver of such right or remedy on any subsequent occasion. An Advance to Borrowers during the continuation of an Event of Default shall not obligate Senior Lender to make any subsequent Advances during the continuation of such or any other Event of Default. Senior Lender will have no obligation to make any Advance after the Revolving Credit Maturity Date regardless of whether any Event of Default has occurred.

SECTION 12. COSTS AND EXPENSES.

         12.1. PAYMENT OF FEES AND EXPENSES. Borrowers agree to pay to Senior Lender upon demand: (a) the reasonable costs of producing this Agreement, the other Loan documents and the other agreements and instruments mentioned herein;
(b) the reasonable costs and expenses of Senior Lender incurred in connection with the administration, including electronic interfaces fees and periodic auditing, Collateral monitoring, modification and amendment of this Agreement;
(c) any taxes (including interest and penalties in respect thereto) payable by the Senior Lender (other than taxes based upon Senior Lender's net income or profits) on or with respect to the transactions contemplated by this Agreement;
(d) the reasonable fees, expenses and disbursements of the Senior Lender's counsel and any local counsel to the Senior Lender incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, the closing of the transactions contemplated hereby, and amendments, modifications, approvals, consents or waivers hereto or hereunder; (e) the fees, expenses and disbursements of the Senior Lender incurred by the Senior Lender in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges; (f) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Senior Lender in establishing, maintaining or handling the Lockbox Accounts and any other accounts for the disbursement of the Loans and/or the collection of any of the Collateral; (g) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Senior Lender, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Senior Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against Borrowers or the administration thereof after the occurrence of an Event of Default or Default, and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Senior Lender's relationship with Borrowers or any of their Affiliates; and (h) all reasonable fees, expenses and disbursements of the Senior Lender incurred in connection with UCC or title searches, UCC filings or mortgage recordings. All such costs and expenses shall constitute Obligations hereunder secured by the Senior Lender's Liens in the Collateral. The covenants of this Section 12 shall survive payment and satisfaction of the Obligations.

         12.2. DEPOSIT ON TERMINATION OF CREDIT FACILITIES. In the event of the payment in full of the Obligations and termination by Borrowers of the credit facilities established hereunder, Senior Lender may, in its discretion, require Borrowers to deposit with Senior Lender a reasonable amount in order to cover any and all reasonable costs and expenses which may be incurred by Senior Lender in connection with terminating the credit facilities and Senior Lender's security interests in the Collateral. Upon the final payment in full of the Obligations (except for Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim has arisen or demand for payment has been made) and termination of the credit facilities hereunder, Senior Lender shall take all actions and execute all documents reasonably required to terminate this Agreement and any and all Liens of Senior Lender in the Collateral, and all reasonable costs and expenses incurred by Senior Lender may be deducted from such deposit, with any remaining balance to be returned by Senior Lender to Borrowers no later than sixty (60) days after the final payment in full of the Obligations.

SECTION 13. INDEMNIFICATION. Borrowers shall indemnify and hold Senior Lender and its agents, attorneys, employees, officers, directors, Affiliates, successors and assigns (the "INDEMNIFIED PARTIES") harmless from and against any and all claims, actions and suits (whether groundless or otherwise), and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation:
(a) actual or proposed use by Borrowers of the proceeds of any of the Loans; (b) any Advances made based on the availability of any Receivables which do not qualify as Eligible Receivables; (c) reliance on any representation or warranty made by Borrower under or in connection with this Agreement or any Loan Document, any information or report delivered by or on behalf of any Borrower, its actions or failures to act which shall have been false or incorrect in any material respect when made or deemed made; (d) the failure by Borrowers to comply with any applicable law, rule or regulation with respect to any Receivables or the related contracts, or the nonconformity of any Receivables or the related contracts with any such applicable law, rule or regulation; (e) the failure to vest and maintain vested in Senior Lender or its assigns a valid first priority security interest in the Receivables together with all Collections related thereto; (f) any and all disputes, claims, Offsets or defenses of any Obligor to the payment of any Receivables; (g) any claims, costs or expenses incurred by Senior Lender or any Lockbox Bank as a result of any Person asserting that this Agreement or any Loan Document, or the performance by Borrowers or any Guarantor of its or their respective duties and obligations hereunder or thereunder, including but not limited to the grants of security pursuant hereto, violate or contravene the terms, provisions or conditions of any agreement by and between Borrowers and such Person or any provisions of law;
(h) any violation with respect to Borrowers or any Affiliate or any of their respective properties of any Environmental Law, or the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property); or (i) failure of Borrowers or any Guarantor to perform its duties or obligations in accordance with the provisions of this Agreement and the Loan Documents; in each case including, without limitation, the reasonable fees and disbursements of counsel and other professionals and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding or matter; provided, however, that the Borrowers shall have no obligation to the Indemnified Parties with respect to amounts resulting from gross negligence or willful misconduct on the part of the Indemnified

Parties to which such indemnified amounts would otherwise be due. Any indemnified amounts due hereunder may be added to the other Obligations owed to Senior Lender by Borrowers and if not otherwise paid, shall be payable upon demand therefore, together with interest at the rate of the Interest Rate +4%, or the highest rate allowed by law if less than the Interest Rate +4% from the date of such demand to the date of payment of the indemnified amounts. The provisions of this Section 13 shall survive termination of this Agreement.

SECTION 14. MISCELLANEOUS.

         14.1. NOTICES. Except as otherwise expressly provided in this Agreement, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid overnight private courier service (such as Federal Express) or by facsimile transmission, and shall be deemed to be given on the day on which such writing is received by the intended recipient thereof. Unless otherwise directed in writing, notices, demands, instructions and other communications in writing shall be given to or made upon the parties at the addresses set forth below:

        If to Senior Lender:      GMAC-RFC Health Capital
                                  4650 SW Macadam Avenue
                                  Suite 240
                                  Portland, OR 97239
                                  Attn: Erin Fairbairn, Relationship Manager
                                  Telephone: (503) 419-2100
                                  Facsimile:  (503) 419-2122
                                  E-Mail: erin.fairbairn@gmacrfc.com

        With                      Patton Boggs LLC
                                  2001 Ross Avenue, Suite 3000
                                  Dallas, TX  75201
                                  Telephone:  (214) 758-1500
                                  Facsimile:  (214) 7580-1550
                                  Attn: Scott Wallace
                                  E-Mail:  swallace@pattonboggs.com

        And a copy to:            GMAC-RFC
                                  8400 Normandale Lake Blvd., Suite 250
                                  Minneapolis, MN  55437
                                  Attn:  Laura K. Mollet
                                  Telephone:  (952) 857-6911
                                  Facsimile:  (952) 857-6949
                                  E-Mail:  laura.mollet@gmacrfc.com

        If to any Borrower        420 West Pinhook Rd., Suite A
         or Borrower Agent:       Lafayette, LA 70503
                                  Attn: Keith G. Myers, President and
                                  Chief Executive Officer
                                  Telephone: (337) 233-1307
                                  Facsimile: (337) 769-0360
                                  E-Mail: barr.brown@lhcgroup.com

        With a copy to:           Alston & Bird LLP
                                  One Atlantic Center
                                  1201 West Peachtree Street
                                  Atlanta, GA  30309
                                  Attn:  William R. Gaines, Jr.
                                  Telephone:  (404) 881-7335
                                  Facsimile: (404) 253-8198
                                  E-Mail: wgaines@alston.com

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile, and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Electronic mail addresses are provided herein as a convenience to the parties only. No notices or demands hereunder shall be effective unless delivered in a manner contemplated by the foregoing clauses (i) and (ii).

         14.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrowers and Senior Lender and their respective permitted successors and assigns; provided, however, that no Borrower shall assign, delegate, pledge or otherwise dispose of any of its rights, duties or obligations hereunder and any such prohibited action shall be null and void. Borrowers acknowledge that Senior Lender has the absolute and incontestable right to sell, pledge, assign or participate all or any part of Senior Lender's right, title, interest and obligations with respect to this Agreement or the Obligations. Borrowers agree to execute and deliver to Senior Lender, as reasonably necessary, all documents, instruments and amendments presented to Borrowers by Senior Lender in order to effectuate any such sale, pledge, assignment or participation. Borrowers agree that the benefits of its representations, warranties and covenants made or deemed made herein are for the benefit of and may be enforced against the Borrowers by any Person to which Senior Lender sells, pledges or assigns any such rights or interests, including Persons providing funding to Senior Lender, and any and all such persons and entities shall be third party beneficiaries hereunder. Borrowers agree that Senior Lender or any transferee may enforce all rights of Senior Lender and all Obligations, and that Senior Lender or any such transferee shall have the right to institute proceedings against Borrower in the name of Senior Lender. If Borrowers fail to perform any of its Obligations under this Agreement, Senior Lender may, but shall not be required to, cause the performance of such Obligations, and all costs and expenses of Senior Lender incurred in connection therewith shall be paid promptly by Borrowers as Fees and Expenses hereunder or, in Senior Lender's discretion, charged to the Revolving Credit Balance hereunder. Borrowers waive and will not assert against any assignee or other transferee of Senior Lender any claims, defenses, or setoffs that such Borrowers could assert against Senior Lender except defenses that cannot be waived.

         14.3. CONFIDENTIALITY. Except as provided in Section 14.9 hereof or to the extent required by law or applicable regulations, Borrowers and Senior Lender agree to maintain the confidentiality of this Agreement and not to disclose the contents hereof or provide a copy hereof to any third party, except
(i) accountants, lawyers and financial advisers of the parties who are informed of and agree to be bound by this Section 14.3, (ii) that copies hereof may be provided to any assignee or participant (or potential assignee or participant) of Senior Lender's interests herein, and (iii) disclosures required pursuant to subpoena or other applicable law. Senior Lender agrees to maintain the confidentiality of patient information obtained as a result of its interests in, or duties with respect to, the Receivables and shall notify Borrowers of any such requested disclosure, if permitted by applicable law. In addition to the foregoing, Senior Lender shall hold all non-public information relating to any Borrower obtained in connection with this Agreement (including, without limitation, information received in the context of matters described in Article 9 and 10 hereof), any other Loan Document or other documents delivered in connection herewith or therewith as confidential in accordance with customary procedures for handling confidential information of its nature and, prior to the disclosure thereof to any assignee or participant shall require such Persons to agree to the same. Unless specifically prohibited by applicable law or court order, the Senior Lender shall notify the Borrowers of any request by any governmental authority or representative thereof for disclosure of any such non-public information prior to disclosure of such information.

         14.4. SEVERABILITY. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall, as to such jurisdiction, affect only such clause or provision without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14.5. CHOICE OF LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Oregon without regard to principles of conflicts of laws, except to the extent that the perfection or the effect of perfection or nonperfection of Senior Lender's security interest in each item of Collateral are governed by laws of a jurisdiction other than the State of Oregon.

         14.6. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. EACH PARTY HERETO WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF OREGON AND OF THE FEDERAL COURTS LOCATED IN THE DISTRICT OF OREGON IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE ON SUCH PARTY BY CERTIFIED U.S. FIRST CLASS MAIL, AND OTHERWISE IN ACCORDANCE WITH APPLICABLE LAWS, POSTAGE PREPAID, ADDRESSED TO THE PARTY AT THE ADDRESS SPECIFIED IN SECTION 14.3. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO OBTAIN THE ADVICE OF EXPERIENCED COUNSEL OF ITS OWN CHOOSING IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND TO OBTAIN ADVICE OF SUCH COUNSEL WITH RESPECT TO ALL MATTERS CONTAINED HEREIN, INCLUDING ANY PROVISIONS REGARDING WAIVER OF TRIAL BY JURY.

         14.7. COUNTERPARTS. This Agreement may be executed in any number of copies on the same or separate counterparts, each of which shall be deemed to be an original instrument and each of which, when taken together, shall constitute one and the same agreement.

         14.8. ENTIRE AGREEMENT. This Agreement evidences the entire understanding and agreement of the parties concerning the subject matter contained herein and with respect to the transactions contemplated herein and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. No modifications to this Agreement or any other Loan Document shall be valid or effective unless the same is in writing and signed by the party against whom or which enforcement is sought.

         14.9. PRESS RELEASES. Senior Lender may make press releases or other public disclosures or statements with respect to the transactions contemplated by this Agreement with Borrower's prior written consent, which consent shall not be unreasonably withheld or delayed. Such press releases or public disclosures may include the identity of Borrower, the term of this Agreement, a description of the credit facilities provided by this Agreement and the amounts thereof. Borrower grants Senior Lender the right to use Borrower's trademarks, trade names and business logos in press releases, advertisements, and other public disclosures that identify Borrower's clients and / or transactions.

         14.10. NO SPECIAL DAMAGES. Borrowers and any Guarantors and Affiliates knowingly, voluntarily and intentionally waive the right that any of them may have to seek punitive, consequential, special, or indirect damages from Senior Lender and any of Senior Lender's Affiliates, officers, directors, or employees or any of their successors or assigns with respect to any action, proceeding, or claim with respect to any matter arising out of or in connection with or relating to this Agreement or any of the Loan Documents, other than for any acts or omissions which constitute gross negligence or willful misconduct by Senior Lender and any of Senior Lender's Affiliates.

         14.11. HEADINGS. All of the Appendices, Exhibits and Schedules attached hereto shall be deemed incorporated herein by reference. Any headings and captions used in this Agreement and the Appendices, Schedules, Addendums and Exhibits hereto are for convenience of reference only and shall not affect the construction or interpretation thereof.

         14.12. ASSUMPTION. Each of the Borrowers listed on Schedule 14.12 (collectively, the "Assuming Borrowers"), each hereby irrevocably and unconditionally (i) accepts and assumes each and all of the obligations of a "Borrower" pursuant to this Agreement, the other Loan Documents, and all other agreements, instruments, documents and certificates executed in connection therewith, (ii) hereby grants a lien upon and security interest in the Collateral, and (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement, each other Loan Document, and all other agreements, instruments, documents and certificates executed in connection therewith are required to be performed by any Borrower. Without limiting the foregoing, the Assuming Borrowers each hereby accepts and assumes any indebtedness, liability or other obligation of the Borrowers under the First Amended Loan Agreement.

         14.13. AMENDMENT AND RESTATEMENT. This Agreement is given in amendment, consolidation, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the First Amended Loan Agreement. All liens and security interests securing payment of the obligations under the First Amended Loan Agreement are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Obligations. All Obligations under the First Amended Loan Agreement and all Liens securing payment of Obligations under the First Amended Loan Agreement shall in all respects be continuing and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. This Agreement shall supersede the First Amended Loan Agreement. From and after the Closing Date, this Agreement shall govern the terms of the Obligations under the First Amended Loan Agreement. To the extent not replaced by Loan Documents dated as of the Closing Date, any "Loan Documents" (as defined in the First Amended Loan Agreement) executed in connection with the First Amended Loan Agreement (other than any such Loan Document that is specifically terminated by the parties thereto) shall continue to be effective, and all references in those prior Loan Documents to the "Loan and Security Agreement", the "Agreement" or similar references, shall be deemed to refer to this Agreement without further amendment thereof. The parties hereto acknowledge that each and every reference to "Borrower" in this Agreement, the Loan Documents and all other instruments, documents and certificates in connection therewith shall be deemed to include each of the Borrowers party to this Agreement.

         14.14. JOINT AND SEVERAL LIABILITY. (a) Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents. Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all Affiliated entities by common ownership,
(ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that Senior Lender extend such a common credit facility on the terms herein provided, (iv) Senior Lender will be lending against, and relying on a Lien upon, all of Borrowers' assets even though the proceeds of any particular Loan made hereunder may not be advanced directly to a particular Borrower, (v) each Borrower will nonetheless benefit by the making of all such Loans by Senior Lender and the availability of a single credit facility of a size greater than each could independently warrant, (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower and (vii) it would not be able to obtain the credit provided by Senior Lender hereunder without the financial support provided by the other Borrowers.

              (b) Each Borrower hereby guarantees the prompt payment and performance in full of all Obligations. Such guarantee constitutes a guarantee of payment and not of collection. Each Borrower's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower,
(ii) the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Senior Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to Senior Lender, (iv) the failure by Senior Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) Senior Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Senior Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower (other than actual indefeasible payment in full in cash). With respect to any Borrower's Obligations arising as a result of the joint and several liability of Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, such Borrower hereby forever waives any right to enforce any right of subrogation or any remedy which Senior Lender now has or may hereafter have against any other Borrower, or any endorser of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Senior Lender to secure payment of the Obligations or any other liability of any Borrower to Senior Lender. During the existence of any Event of Default, Senior Lender may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that Senior Lender shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

              (c) Each Borrower is obligated to repay the Obligations as a joint and several obligor under this Agreement and the other Loan Documents. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "ACCOMMODATION PAYMENT"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "ALLOCABLE AMOUNT" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (i) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (ii) leaving such Borrower with unreasonably small capital or assets, within the meaning of
Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior indefeasible payment in full in cash of the Obligations. The provisions of this Section shall, to the extent inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

              (d) If (i) any court holds that Borrowers are guarantors and not jointly and severally liable as principal obligors or (ii) bankruptcy or reorganization proceedings at any time are instituted by or against any Borrower under any Debtor Relief Law, then each Borrower hereby: (A) expressly and irrevocably waives, to the fullest extent possible, except as otherwise provided in Section 14.14, on behalf of such Borrower, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and which such Borrower may have or hereafter acquire against any Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Agreement, or any other documents to which such Borrower is a party or otherwise; (B) expressly and irrevocably waives any "claim" (as such term is defined in the Bankruptcy Code) of any kind against any other Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Borrower by Senior Lender or any other Person; and
(C) acknowledges and agrees (I) that this waiver is intended to benefit Senior Lender and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Agreement, and (II) that Senior Lender and its successors and assigns are intended beneficiaries of this waiver, and the agreements set forth in this Section 14.14 and the rights under this Section
14.14 shall survive payment in full of the Obligations.

              (e) EACH BORROWER WAIVES THE FILING OF A CLAIM WITH A COURT IN THE EVENT OF RECEIVERSHIP OR BANKRUPTCY OF ANY BORROWER, AND WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH ANY BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SENIOR LENDER IN ENFORCING THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST ANOTHER BORROWER OR ANY OTHER PARTY LIABLE TO SENIOR LENDER IN ANY MANNER. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO ANY BORROWER BY ANY OTHER BORROWER, OR TO ANY OTHER PARTY LIABLE TO SENIOR LENDER, ARE HEREBY SUBORDINATED TO SENIOR LENDER'S CLAIMS AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT ARE ASSIGNED TO SENIOR LENDER. EACH BORROWER RATIFIES AND CONFIRMS WHATEVER SENIOR LENDER MAY DO PURSUANT TO THE TERMS HEREOF, AND AGREES THAT SENIOR LENDER SHALL NOT BE LIABLE FOR ANY ERROR IN JUDGMENT OR MISTAKES OF FACT OR LAW. EACH BORROWER HEREBY AGREES THAT IT MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY SENIOR LENDER AGAINST ANY OTHER BORROWER.

              (f) Should a claim be made upon Senior Lender at any time for repayment of any amount received by Senior Lender in payment of the Obligations, or any part thereof, whether received from any Borrower or received by Senior Lender as the proceeds of Collateral, by reason of: (1) any judgment, decree or order of any court or administrative body having jurisdiction over Senior Lender or any of its property, or (2) any settlement or compromise of any such claim effected by Senior Lender, in its sole discretion, with the claimant (including a Borrower), each Borrower shall remain liable to Senior Lender for the amount so repaid to the same extent as if such amount had never originally been received by Senior Lender, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Obligations.

              (g) To the extent that any payment to, or realization by, any Senior Lender on the Obligations exceeds the limitations of this Section 14.14 and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited shall in all events remain in full force and effect and be fully enforceable against such Borrower. This Section 14.14 is intended solely to reserve the rights of Senior Lender hereunder against each Borrower, in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and no Borrower, guarantor of the Obligations or other Person shall have any right, claim or defense under this Section 14.14 that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.

         14.15. BATON ROUGE. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, or anything on the signature pages hereto or thereto, on and as of the Closing Date and until such time as Borrowers shall have delivered to Senior Lender, a consent, in form and substance satisfactory to Senior Lender, from the members of Baton Rouge (the "Reinstatement Date") (such time period from the Closing Date until the Reinstatement Date, shall be referred to herein as the "Baton Rouge Excluded Subsidiary Period"), Baton Rouge shall be deemed to be an Excluded Subsidiary. As such, during the Baton Rouge Excluded Subsidiary Period, (a) no security interest shall have been granted by Baton Rouge in its assets as Collateral, (b) no Borrower shall have pledged its ownership interest in Baton Rouge to Senior Lender, and (c) Senior Lender shall not have a Lien on the proceeds of Receivables owned by Baton Rouge and received in the Lockboxes, and Senior Lender, upon the Request of Baton Rouge, shall promptly remit any such amounts which Senior Lender has specifically identified to Baton Rouge. On and as of the Reinstatement Date, Baton Rouge shall thereupon be deemed to be a Borrower, and thereupon (automatically and without any further action) irrevocably and unconditionally (i) accepts and assumes each and all of the obligations of a "Borrower" pursuant to this Agreement, the other Loan Documents, and all other agreements, instruments, documents and certificates executed in connection therewith, (ii) grants a lien upon and security interest in the Collateral, and
(iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement, each other Loan Document, and all other agreements, instruments, documents and certificates executed in connection therewith are required to be performed by any Borrower. Additionally, on and as of the Reinstatement Date, the applicable Borrower shall have pledged its ownership interest in Baton Rouge to Senior Lender in accordance with the applicable Pledge Agreement dated as of the date hereof, and Senior Lender shall have no obligation to return the proceeds of Receivables generated by Baton Rouge to Baton Rouge.


         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered all as of the day and year first above written.

SENIOR LENDER:

RESIDENTIAL FUNDING CORPORATION


By: /s/ Jennifer Archibald
   -----------------------------------------
         Jennifer Archibald
         EVP Operations









Signature Page to Second Amended and Restated Loan and Security Agreement

BORROWERS:

ACADIAN HOMECARE, L.L.C.
ACADIAN HOME HEALTH CARE SERVICES, L.L.C.
ACADIAN PREMIERE REGIONAL NURSING, L.L.C.
AHCG MANAGEMENT, LLC
ALABAMA HEALTH CARE GROUP, LLC
HOME NURSING CARE, L.L.C.
HOOD HOME HEALTH SERVICE, L.L.C.
LHC GROUP PHARMACEUTICAL SERVICES, L.L.C.
LHCG-II, L.L.C.
LHCG-III, L.L.C.
LHCG V, L.L.C.
LHCG VIII, L.L.C
LOUISIANA EXTENDED CARE HOSPITAL OF WEST MONROE, L.L.C.
LOUISIANA HEALTH CARE GROUP, L.L.C.
LOUISIANA HOMECARE OF DELHI, L.L.C.
LOUISIANA HOMECARE OF HAMMOND, LLC
LOUISIANA HOMECARE OF MINDEN, L.L.C.
LOUISIANA HOMECARE OF MISS-LOU, L.L.C.
LOUISIANA HOMECARE OF NORTH LOUISIANA, L.L.C.
LOUISIANA HOMECARE OF NORTHWEST LOUISIANA, L.L.C.
LOUISIANA HOMECARE OF SLIDELL, L.L.C.
LOUISIANA HOSPICE AND PALLIATIVE CARE, L.L.C.
LOUISIANA PHYSICAL THERAPY, L.L.C.
MISSISSIPPI HEALTH CARE GROUP, L.L.C.
MISSISSIPPI HOMECARE, L.L.C.
MISSISSIPPI HOME CARE OF JACKSON, LLC
OAK SHADOWS OF JENNINGS, L.L.C.
PATIENT'S CHOICE HOSPICE AND PALLIATIVE CARE OF LOUISIANA, L.L.C.
PICAYUNE HOMECARE, L.L.C.
RED RIVER HOMECARE, L.L.C.
ST. FRANCIS HOMECARE, L.L.C.
ST. JAMES HOMECARE, L.L.C.
ST. LANDRY EXTENDED CARE HOSPITAL, L.L.C.
TEXAS HEALTH CARE GROUP, L.L.C.
TEXAS HEALTH CARE GROUP HOLDINGS, L.L.C.
TEXAS HEALTH CARE GROUP OF LONGVIEW, L.L.C.
TEXAS HEALTH CARE GROUP OF TEXARKANA, L.L.C.
TEXAS HEALTH CARE GROUP OF THE GOLDEN TRIANGLE, LLC
TRI-PARISH COMMUNITY HOMECARE, L.L.C.

By:  LHC Group, Inc., its Manager


By: /s/ R. Barr Brown
   ---------------------------------
         R. Barr Brown
         Senior Vice President and
         Chief Financial Officer


                       [Signatures continue on next page]



Signature Page to Second Amended and Restated Loan and Security Agreement

ARKANSAS HEALTH CARE GROUP, LLC
MENA MEDICAL CENTER HOME HEALTH, L.L.C.
MENA MEDICAL CENTER HOSPICE, L.L.C.
DALLAS COUNTY MEDICAL CENTER HOMECARE, L.L.C.
EUREKA SPRINGS HOSPITAL HOMECARE, LLC
EUREKA SPRINGS HOSPITAL HOSPICE, LLC

By:  AHCG MANAGEMENT, LLC, its Manager

         By:  LHC Group, Inc., its Manager


         By:  /s/ R. Barr Brown
              ------------------------------
                  R. Barr Brown
                  Senior Vice President and
                  Chief Financial Officer


BATON ROUGE HOMECARE, L.L.C.
MIZELL MEMORIAL HOSPITAL HOMECARE, LLC

By:  LOUISIANA HEALTH CARE GROUP, L.L.C., a Member

         By:  LHC Group, Inc.., its Manager


         By:  /s/ R. Barr Brown
              -----------------------------
              R. Barr Brown
              Senior Vice President and
              Chief Financial Officer

CLAY COUNTY HOSPITAL HOME CARE, LLC

By:  Alabama Health Care Group, LLC

         By:  LHC Group, Inc., its Manager


         By:  /s/ R. Barr Brown
              -----------------------------
              R. Barr Brown
              Senior Vice President and
              Chief Financial Officer



                       [Signatures continue on next page]





Signature Page to Second Amended and Restated Loan and Security Agreement

LEAF RIVER HOME HEALTH CARE, LLC

By:  Mississippi Health Care Group, L.L.C.

         By:  LHC Group, Inc., its Manager

         By:  /s/ R. Barr Brown
              ---------------------------------
              R. Barr Brown
              Senior Vice President and
              Chief Financial Officer

LHCG-IV, L.L.C.

By:  Louisiana Health Care Group, L.L.C., a Member

         By:  LHC Group, Inc., its Manager


         By:  /s/ R. Barr Brown
              ----------------------------------
              R. Barr Brown
              Senior Vice President and
              Chief Financial Officer

HEBERT, THIBODEAUX, ALBRO AND TOUCHET THERAPY GROUP, INC.


By: /s/ R. Barr Brown
   ---------------------------------
         R. Barr Brown
         Vice President

DIABETES SELF MANAGEMENT CENTER, INC.

By: /s/ R. Barr Brown
   ---------------------------------
          R. Barr Brown
         Vice President


Signature Page to Second Amended and Restated Loan and Security Agreement

BORROWERS:

LHC GROUP, INC.


By:  /s/ R. Barr Brown
     -------------------------------
     R. Barr Brown
     Senior Vice President and
     Chief Financial Officer

MARSHALL HOMECARE, L.P.


By:  Texas Health Care Group, L.L.C., its general partner

         By:  LHC Group, Inc., its Manager


         By:  /s/ R. Barr Brown
              -----------------------
              R. Barr Brown
              Senior Vice President and
              Chief Financial Officer






Signature Page to Second Amended and Restated Loan and Security Agreement

                                                                   EXHIBIT 10.12

                                    EXHIBIT A

                        SUPPLEMENTAL TERMS AND CONDITIONS

         The following terms and conditions constitute an integral supplemental part of the Agreement and shall be deemed as controlling only to the extent otherwise irreconcilably in conflict with any other provision of the Agreement:

I.       COMMITMENT

         REVOLVING CREDIT COMMITMENT                                    $20,000,000 on the Closing Date.

-------                                                                 ----------------------------------------------------------

II.      MATURITY DATE(s)

                                                                        ----------------------------------------------------------
         REVOLVING CREDIT TERMINATION DATE:                             April 15, 2010

III.     PRICING ELEMENTS

         A.       INITIAL NET COLLECTIBLE VALUE PERCENTAGES
                  (BY OBLIGOR TYPE):

                  MEDICARE                                              88%

                  MEDICARE                                              94%

                  MEDICAL                                               Not Applicable

                  COMMERCIAL                                            90%

         B.       INITIAL ADVANCE RATE(s):

                  1.       RECEIVABLES ADVANCE RATE:                    85%

                  2.       INVENTORY ADVANCE RATE:                      Not applicable

         C.       ELIGIBLE RECEIVABLES:

                  1.       CUT-OFF PERIOD                               150 days after the applicable date of service or invoice
                                                                        date, whichever is earlier.

                  2.       PER PATIENT LIMITATION (COMMERCIAL            $55,000.00
                           AND SELF-PAY ONLY)

                  3.       CROSS AGING PERCENTAGE                       Not Applicable

         D.       MINIMUM REVOLVING CREDIT AVAILABILITY                 Not Applicable
                  AS OF THE CLOSING DATE AFTER THE INITIAL
                  LOANS:

         E.       WORK DEPOSIT:                                         Not Applicable

         F.       UNUSED FACILITY FEE:                                 .35% per annum of the difference between the average daily
                                                                        Revolving Credit Balance in the applicable period and the
                                                                        average daily Revolving Credit Commitment as in effect
                                                                        during such measurement period. This amount is calculated
                                                                        on a monthly basis and is payable monthly in arrears on the first day of the month. This Unused Facility Fee is
                                                                        applicable and payable only for months in which the average daily Revolving Credit Balance is less than the average
                                                                        daily Revolving Credit Commitment as in effect during such measurement period.

         G.       OVERADVANCE FEE:                                      2% of any portion of an Advance amount that exceeds the
                                                                        Revolving Credit Borrowing Base in effect as of the date of the Advance.

         H.       SERVICING FEE:                                        Not Applicable

         I.       EARLY TERMINATION FEE:                                If Borrower terminates the Revolving Credit within three
                                                                        (3) years of the Closing Date, Borrower shall pay Senior
                                                                        Lender a Termination Fee equal to 1% of the Revolving
                                                                        Credit Commitment (currently $150,000) unless refinanced
                                                                        with Senior Lender or a group of senior lenders including
                                                                        Senior Lender.

         J.       COLLECTION CLEARANCE DAYS:                            One (1) Business Day clearance on all items deposited in
                                                                        the Lockboxes or the Lockbox Accounts.

         K.       MINIMUM BALANCE REQUIREMENTS:                         Not applicable, but see "Unused Facility Fee" in
                                                                        subsection F above.

         L.       ANNUAL FACILITY FEE:                                  .50% of the Revolving Credit Commitment Amount due April
                                                                        15th of each year prior to the Maturity Date.

         M.       ELECTRONIC INTERFACE FEES:                            TO BE DETERMINED

         N.       MAILING CHARGES:                                      All actual costs and out-of-pocket expenses of Senior
                                                                        Lender incurred in delivering RA/EOBs to Borrower in excess of one overnight delivery/express mail per week.

         O.       BORROWERS' FISCAL YEAR-END:                           December 31

         P.       CLOSING AND LEGAL FEES:                               All expenses of Senior Lender incurred including reasonable attorneys' fees and expenses) incurred in connection with
                                                                        this Agreement and the Loan Documents, and the transactions contemplated hereby, payable on demand.  Senior Lender's
                                                                        expenses related to legal fees to be wired to Senior
                                                                        Lender's counsel at Closing.

         Q.       WIRE TRANSFER FEES:                                   $20.00 per wire

         R.       AUDIT FEE:                                            $850.00 per day per each assigned auditor (plus out-of-
                                                                        pocket costs).

         S.       WAIVER FEE:                                           25 basis points of the Revolving Credit Commitment Amount.

         T. INTEREST RATE: Borrower shall pay interest on the average outstanding Revolving Credit Balance for the preceding month, at the per annum rate equal to the Prime Rate plus one hundred and fifty (150) basis points (the "INTEREST RATE"), with any change in the Prime Rate effective immediately. The term "PRIME RATE" shall mean the current Prime Rate publicly announced by Wells Fargo Bank, N.A. ("WELLS FARGO"), at its principal office in San Francisco, California, as its prime rate, with the understanding that the prime rate is one of the Wells Fargo base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal or publications as Wells Fargo may designate. Upon the occurrence and during the continuation of an Event of Default, all Obligations shall bear interest on the average outstanding Loan Balance at a per annum rate equal to four hundred (400) basis points above the Interest Rate (the "DEFAULT RATE"). Interest shall be calculated on the basis of a year of 360 days and actual days elapsed.

VI.      OPERATIONAL PROVISIONS

         A. REVOLVING CREDIT COMMITMENT INCREASE. The Revolving Credit Commitment shall be increased from time to time as requested by Borrowers to an amount up to $25,000,000 in the aggregate; provided that such increments shall be in amounts not less than $2,500,000 each (each a "REVOLVING CREDIT COMMITMENT INCREMENT AMOUNT"), no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to the same and Borrower Agent shall have provided Senior Lender with at least 10 Business Days prior written notice thereof.

                  1% of the aggregate amount of each Revolving Credit Commitment Increment Amount, without duplication, shall be due and payable on the effective date of such increase, including, without limitation, an amount equal to $50,000 which shall be due and payable by Borrowers to Senior Lender on or before the Closing Date with respect to the $5,000,000 increase to the Revolving Credit Commitment under this Agreement from such commitment as in effect under the First Amended Loan Agreement. If Borrowers' request, and Senior Lender consents to an increase in the Revolving Credit Commitment above $25,000,000, it shall be entitled to charge to the Borrower a service fee for processing and approving the increase in the Revolving Credit Commitment equal to 1.00% of the amount by which the Revolving Credit Commitment then in effect is increased, and/or adjust the Interest Rate.

         B. ADVANCE RATE AND NCV PERCENTAGES. The Advance Rates or Net Collectible Values set forth above may be adjusted by Senior Lender, in its reasonable credit judgment, upon notice delivered to Borrower, based upon Senior Lender's experience with respect to collection periods or payment history for Receivables of Borrower or as a result of an increase or decrease in the Revolving Credit Commitment then in effect or a renewal of the Revolving Credit. Senior Lender shall also be entitled to adjust the Advance rates or Net Collectible Value in the event of a change in the financial condition of Borrower or its Obligors, if an Event of Default occurs and is continuing, or if Borrower is not in compliance with the reporting and other compliance requirements of the Agreement, as determined by Senior Lender.

         C. ADVANCE REQUESTS. In the event that either (i) the request of Borrower for an advance is received less than one (1) business day before the proposed advance date, or (ii) Borrower submits collateral for inclusion in computation of the borrowing base to be used with respect to a request for an advance less than two (2) business days before the proposed advance date, Senior Lender may, in its sole and absolute discretion, make the requested advance and shall, if it elects, be entitled to an additional fee equal to 1% of the amount of the requested advance.

         D. DOCUMENT PROVISION CONFLICTS. In the event of a conflict between a provision of the Agreement and any provision of this Exhibit A, the provision of this Exhibit A shall govern.

                                   EXHIBIT B

                        NET COLLECTIBLE VALUE CALCULATION

Senior Lender's calculation of Net Collectible Value is based on the result of the following calculations for each Obligor Type:

         i Determination of the raw data percentage for each Type of Receivable by dividing (x) the net cash received on account of each individual Zero Balance Invoice (or a representative sample of Zero Balance Invoices) within such Type by (y) the net amount of the applicable invoice(s). As used herein, "ZERO BALANCE INVOICE" means an invoice that is either paid in full or adjusted to a zero balance within the 150 days preceding the date of determination.

         ii Totaling the raw data percentages determined as provided above for each Type of Receivable.

         iii Allocation of applicable Zero Balance Invoices into groups based upon the length of time between service and payment/adjustment dates.

         iv Calculation of a weighted average percentage for all of the groups determined in item (iii) above.

         v Derivation of applicable NCV Percentages by multiplying (x) the weighted average percentage determined in item (iv) above, by (y) the raw data percentage determined in item (i) above.

If any Eligible Receivables included in the Revolving Credit Borrowing Base thereafter become Ineligible Receivables, the NCV for all such Ineligible Receivables shall be deducted from the Revolving Credit Borrowing Base.

The information provided in this Exhibit is representative of the calculations that Senior Lender uses to calculate Net Collectible Value and is provided as a guideline only. The methodology employed by Senior Lender in deriving Net Collectible Value may be applied on a case-by-case basis, dependent upon changing circumstances relative to Borrower's Receivables and billing and payment history.

                                   EXHIBIT C

         ADVANCE REQUEST & RECEIVABLES INFORMATION BORROWING CERTIFICATE

GMAC-RFC HEALTH CAPITAL             REVOLVING CREDIT BORROWING BASE CERTIFICATE
===============================================================================
Borrower: Borrower NAME                              CERTIFICATE NUMBER  ______


                                   EXHIBIT D

GMAC-RFC HEALTH CAPITAL             REVOLVING CREDIT BORROWING BASE CERTIFICATE
===============================================================================
Borrower: Borrower NAME                              CERTIFICATE NUMBER  ______

1.       PREVIOUS BALANCE OF ACCOUNTS RECEIVABLE MEDICARE                       as of:  _______                 $
                                                                                                                --------------

         a.       Plus: Invoices/Claims
                                                                                                                --------------

         b.       Plus or Minus: Adjustments
                                                                                                                --------------

         c.       Less: Collections
                                                                                                                --------------

         d.       Ending Balance
                                                                                                                --------------

         e.       Less: Ineligible A/R Over Cutoff Period
                                                                                                                --------------

         f.       Less: NCV Ineligible Amount
                                                                                                                --------------

         g.       ENDING ELIGIBLE ACCOUNTS RECEIVABLE MEDICARE                  as of:  _______                 $
                                                                                                                --------------

2.       PREVIOUS BALANCE OF ACCOUNTS RECEIVABLE MEDICAID                       as of:  _______                 $
                                                                                                                --------------

         a.       Plus: Invoices/Claims
                                                                                                                --------------

         b.       Plus or Minus: Adjustments
                                                                                                                --------------

         c.       Less: Collections
                                                                                                                --------------

         d.       Ending Balance
                                                                                                                --------------

         e.       Less: Ineligible A/R Over Cutoff Period
                                                                                                                --------------

         f.       Less: NCV Ineligible Amount
                                                                                                                --------------

         g.       ENDING ELIGIBLE ACCOUNTS RECEIVABLE MEDICAID                  as of:  _______                 $
                                                                                                                --------------

3.       PREVIOUS BALANCE OF ACCOUNTS RECEIVABLE COMMERCIAL                     as of:  _______                 $
                                                                                                                --------------

         a.       Plus: Invoices/Claims
                                                                                                                --------------

         b.       Plus or Minus: Adjustments
                                                                                                                --------------

         c.       Less: Collections
                                                                                                                --------------

         d.       Ending Balance
                                                                                                                --------------

         e.       Less: Ineligible A/R Over Cutoff Period
                                                                                                                --------------

         f.       Less: NCV Ineligible Amount
                                                                                                                --------------

         g.       ENDING ELIGIBLE ACCOUNTS RECEIVABLE COMMERCIAL                as of:  _______                 $
                                                                                                                --------------

4.       AGGREGATE ENDING ELIGIBLE ACCOUNTS RECEIVABLE (total of 1g+2g+3g)      as of:  _______
                                                                                                                --------------

         a.       Times: Advance Rate                                                                                        %
                                                                                                                --------------

5.       REVOLVING CREDIT BORROWING BASE BEFORE RESERVES
                                                                                                                --------------

         a.       Less Availability Reserves
                                                                                                                --------------

         b.       Net Revolving Credit Borrowing Base                                                           $
                                                                                                                --------------

6.       MAXIMUM REVOLVING COMMITMENT                                                                           $
                                                                                                                --------------

7.       AVAILABILITY (lessor of lines 5b and 6)                                                                $
                                                                                                                --------------

8.       PREVIOUS LOAN BALANCE                                                  as of:  _______                 $
                                                                                                                --------------

         a.       Plus: Advances
                                                                                                                --------------

         b.       Less: Collections
                                                                                                                --------------

         c.       Plus: Adjustments
                                                                                                                --------------

9.       ENDING LOAN BALANCE                                                    as of:  _______                 $
                                                                                                                --------------

10.      AVAILABILITY LESS ENDING LOAN BALANCE                                  as of:  _______                 $
                                                                                                                --------------

GMAC-RFC HEALTH CAPITAL             REVOLVING CREDIT BORROWING BASE CERTIFICATE
===============================================================================
Borrower: Borrower NAME                              CERTIFICATE NUMBER  ______

         a.       Less: Current Advance Requested                               as of:  _______
                                                                                                                --------------

         b.       Less: Other Amounts Due (i.e. Wire Fees)                      as of:  _______
                  (description)                                                                                 --------------
                  -------------------------------------------------

                  -------------------------------------------------

11.      ENDING AVAILABILITY                                                    as of:  _______                 $
                                                                                                                --------------

GMAC-RFC HEALTH CAPITAL             REVOLVING CREDIT BORROWING BASE CERTIFICATE
===============================================================================
Borrower: Borrower NAME                              CERTIFICATE NUMBER  ______

                                  CERTIFICATION

         I, Name , am Title of Borrower, and am authorized to make the following statements and Certifications pursuant to the Second Amended and Restated Loan and Security Agreement dated April 13, 2005 (the "LSA") among Residential Funding Corporation (the "SENIOR LENDER"), and Borrower Name , as the Borrower (the "BORROWER"). Capitalized terms used in this Certification, unless otherwise defined, shall have the meaning given them in the LSA.

         This Certification is submitted by the Borrower in connection with the submission by the Borrower to the Senior Lender of the attached Revolving Credit Borrowing Base Certificate. As of the date of this Certificate, the Borrower hereby certifies that the following information is true and correct:

         1. No Default or Event of Default exists under the LSA or the other Loan Documents.

         2. There have been no modifications in the form of reimbursement rates, offsets, per beneficiary limits, government budget repayment plan changes, or other contractual arrangements that would adversely affect the valuation or collectibility of the Receivables. All Receivables listed in the Revolving Credit Borrowing Base Certificate are properly classified as Eligible and Ineligible.

         3. All Receivables reflected in Borrower's most recently submitted Accounts Receivable Aging Report are the subject of properly and validly billed invoices for services provided and goods sold by the applicable Borrower in the ordinary course of business All Collections have been applied to the proper invoices resulting in accurate aging totals for each aging column/category. There are no known duplicate or fictitious claims or invoices included in the Receivables. The Borrower has not diverted or permitted to be diverted any such payments on Receivables, whether such diversion is for the benefit of the Borrower or any third party, and no Collections have been received that have not been applied to reduce the Receivables. All Receivables reflected in such Aging Report and in the attached Revolving Credit Borrowing Base Certificate comply in all material respects with the provisions of Section
7.6 of the LSA.

         4. The Borrower has directed all Obligors to submit all RA/EOB detail to any location, including Lockboxes, specified in the LSA.

         5. The Borrower has directed all Obligors to deliver all Receivable payments to the proper account (including any Lockbox Account) specified in the LSA.

         6. The Borrower has paid all State and Federal payroll withholding taxes immediately due and payable through the most recent payroll period.

         7. The representations and warranties contained in the LSA are true and correct in all material respects as of the date of this Certificate, with the same effect as though such representations and warranties had been made on the date hereof.

         8. The Borrower is otherwise in compliance with all terms and conditions set forth in the LSA.

NAME



By:
   --------------------------------
Name:
Title:

Date:
   --------------------------------

                                   EXHIBIT E

                               INTEREST STATEMENT

                   GMAC-RFC HEALTH CAPITAL INTEREST STATEMENT

Statement Date:[      ]
Borrower Name:
Prepared by:              GMAC-RFC Health Capital
                          4650 SW Macadam Ave.
                          Suite 240
                          Portland, OR 97239
Account #[         ]

Date                      Advances               Adjustments             Collections            Loan Balance
Prior Period Balance                                                                            $0,000,000.00

[date]                    $0                     $0                      $0                     $0,000,000.00
[date]                    $0                     $0                      $0                     $0,000,000.00


Totals                                                                                          $0,000,000.00
-----------------------------------------------------------------------------------------------------------------
                                                 Average Outstanding Loan Balance               $0,000,000.00

                                                 Interest                                       $  0,000.00

                                                 Other Fees:                                    $  0.00

                                                 Total Due from Borrower:                       $  0,000.00

                                    EXHIBIT F

                      FORM OF SECRETARY'S/CLERK CERTIFICATE

                         [SECRETARY/CLERK]'S CERTIFICATE

         The undersigned Secretary/Clerk of ___________________, a _______________ corporation (the "COMPANY"), hereby certifies as follows:

         1. Attached hereto as Exhibit A is a true and complete copy of the Articles of Incorporation of the Company (the "CHARTER") and any amendments thereto as presently on file with the Secretary of State of _____________. The Charter is in full force and effect and there are no pending or proposed changes to the Charter or proceedings for the merger, consolidation, liquidation, sale of all or substantially all of the assets or dissolution of the Company .

         2. Attached hereto as Exhibit B is a true and complete copy of the By-laws of the Company as presently in effect (the "By-laws"). No changes to the By-laws have been made or are pending.

         3. Attached hereto as Exhibit C is a true and complete copy of the resolutions adopted by unanimous written consent of the Board of Directors of the Company dated as of _________________, 2002. Such resolution is now in full force and effect and has not been modified, amended or revoked and is the only resolution of the Board of Directors of shareholders of the Company relating to the subject matter thereof.

         4. Each of the following persons is presently the duly elected, qualified and acting officer of the Company as specified below, and the signature of each such person set forth opposite his name is his genuine signature.

                NAME                                OFFICE                            SIGNATURE

        -------------------                 ---------------------              -----------------------

        -------------------                 ---------------------              -----------------------

        -------------------                 ---------------------              -----------------------

         IN WITNESS WHEREOF, the undersigned has executed this certificate on this ___ day of _________, 2002.



                                          -------------------------------------
                                                              , Secretary/Clerk
                                          --------------------

                                    EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

                             Compliance Certificate

               For the Period Ending _______________________, 200_

         This Compliance Certificate ("COMPLIANCE CERTIFICATE") is delivered by _________________________ as Borrower (the "Borrower") to Residential Funding Corporation (the "SENIOR LENDER"), pursuant to that certain Second Amended and Restated Loan and Security Agreement dated April 13, 2005 (the "AGREEMENT"). Capitalized terms used in this Compliance Certificate, unless otherwise defined, shall have the meanings given them in the Agreement. The term "CURRENT PERIOD" shall mean the period ending on the date first shown above. Any attached sheets reflecting or listing additional items will be incorporated herein by reference thereto. The undersigned Authorized Officer certifies:

         1. The Accompanying financial statements, reports, and information submitted for the Current Period are complete, accurate, and true and are otherwise in accordance with
                  Section 9.5 of the Agreement.

         2. The financial statements submitted for the Current Period have been prepared consistently with past periods and in accordance with GAAP. Such financial statements present fairly the Borrower's financial condition and results of operations as of the date thereof and there are no material changes therein through the date of this Compliance Certificate.

         3. The persons identified in the most recent Incumbency Certificate, Authorization Letter, or Compliance Certificate delivered by the Borrower to Senior Lender listing the Authorized Officers of Borrower (check one):

                  (a)      _____ HAVE changed

                  (b)      _____ HAVE NOT changed

         If (a) above is checked, the following is the complete current list of Authorized Officers duly appointed to the respective offices or positions set forth opposite their name below:

                    Name                                   Signature                       Office or Position

           ---------------------                    ----------------------               ---------------------

           ---------------------                    ----------------------               ---------------------

           ---------------------                    ----------------------               ---------------------

         4. Pursuant to Section 10.1 of the Agreement, as of the reporting date, Borrowers' Leverage Ratio was _____ to 1:00 which

                  (a)      _____ satisfies,

                  (b)      _____ does not satisfy

         the requirement that the ratio not be greater than 1:50:1:00 on the reporting date as more fully set forth on the covenant calculation worksheet attached hereto as Exhibit A.

         5. Pursuant to Section 10.2 of the Agreement, as of the reporting date, Borrowers' Fixed Charge Coverage Ratio was _____ to 1:00 which

                  (a)      _____ satisfies,

                  (b)      _____ does not satisfy

         the requirement that the ratio not be less than 1.40:1.00 on the reporting date as more fully set forth on the covenant calculation worksheet attached hereto as Exhibit A.

         6. The tradenames or other names under which the Borrower conducts business disclosed in Schedule 8.7 to the Agreement or in the most recently delivered Compliance Certificate containing a new list of such names (check one):

                  (a)      _____ HAVE changed

                  (b)      _____ HAVE NOT changed

         If (a) above is checked, the following is the complete current list of all names under which the Borrower conducts business (attach separate list if information exceeds space available):

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         7. The deposit Accounts disclosed in Schedule 8.15 to the Agreement or in the most recently delivered Compliance Certificate containing a new list of Deposit Accounts (check one):

                  (a)      _____ HAVE changed

                  (b)      _____ HAVE NOT changed

         If (a) above is checked, the following is the complete current list of Deposit Accounts (attach separate list if information exceeds space available):

                  Bank Name                            Account Name                       Account Number

            ---------------------                  ---------------------               --------------------

            ---------------------                  ---------------------               --------------------

            ---------------------                  ---------------------               --------------------

         8. As of the date of this Compliance Certificate, and since the date of the last Compliance Certificate, the Borrower or any Subsidiary have not created, incurred, assumed or suffered to exist any indebtedness or guaranteed, assumed, endorsed, or otherwise become responsible for obligations that would be in violation of Section 9.8 of the Agreement.

         9. As of the date of this Compliance Certificate, and since the date of the last Compliance Certificate, Borrower has not made any Restricted Payments, except for those Restricted Payments expressly permitted, as defined in Section 9.9 of the Agreement.

         10. As of the date of this Compliance Certificate, and since the date of the last Compliance Certificate, Borrower have not made any payments of management, consulting, or other fees for management or similar services, or any payment on account of any Indebtedness owed to any officer, employee, shareholder, director, or other Affiliate of any Borrower that would be in violation of Section 9.11 of the Agreement.

         11. As of the date of this Compliance Certificate, and since the date of the last Compliance Certificate, the Borrower has not created, incurred, assumed, or suffered to exist, any obligation as a lessee for the rental or hire of any real or personal property, other than those permitted in Section 9.14 of the Agreement.

         12. As of the date of this Compliance Certificate, Borrower has complied with all notice provisions required under the Agreement and there exists no Event of Default or Default thereunder.

         13. As of the date of this Compliance Certificate and since the date of the last Compliance Certificate, no event or condition that constitutes or could reasonably constitute a Material Adverse Change has occurred and is continuing.

         14. Except as provided below, since the date of the last Compliance Certificate (a) Borrower has not created or acquired any new Subsidiaries (through an Acquisition or otherwise), (b) no Excluded Subsidiaries have come to exist,
                  (c) no Borrowers have become dormant (no operations) and (d) Borrower has not sold or divested any Borrower or its business:

                      NEW                  NEW EXCLUDED               DORMANT                 DIVESTED
                  SUBSIDIARIES             SUBSIDIARIES            SUBSIDIARIES             SUBSIDIARIES
                  ------------             ------------            ------------             ------------



         15. Except as modified herein or in any previously delivered Compliance Certificate, all of Borrower's representations and warranties contained in the Agreement, in any Loan Document, and in any other certificate, instrument, or document submitted by Borrower to Senior Lender in connection with the making of the Loans are true and accurate in all material respects as of the date of this Compliance Certificate, except to the extent any such representation or warranty expressly relates to an earlier date.



By:                                                 Date:
   ------------------------------------                  ----------------------
    (Signature of Authorized Officer)

Printed Name:
              ------------------------
Title:
       -------------------------------

                       EXHIBIT A TO COMPLIANCE CERTIFICATE

                                 LHC GROUP, INC.

                            PREPARATION DATE: 3/1/05

                               AS OF DATE: 3/1/05

-------------------------------------------------------------------------------
COVENANT CALCULATIONS:
-------------------------------------------------------------------------------

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (LSA) COVENANTS

1)       FIXED CHARGE COVERAGE RATIO

         MONTH/YEAR:                               Mar-05 Use "data" tab to complete this test.

                                                        ----------------------------------
         EBITDA                                                          -
                                                        ----------------------------------
         Less: Capital Expenditures                                      -
                                                        ----------------------------------
         Less: Minority Interest                                         -
                                                        ----------------------------------
                                                                         -
                                                        ----------------------------------
         DIVIDED BY:
                                                        ----------------------------------
         Taxes                                                           -
                                                        ----------------------------------
         Interest                                                        -
                                                        ----------------------------------
         Principal Amortization                                          -
                                                        ----------------------------------
                                                                         -
                                                        ----------------------------------

                                                          CALCULATED                                REQUIRED
                                                        -----------------------------------------------------------
         Fixed Charge Coverage Ratio                                                                   1.40
                                                        -----------------------------------------------------------

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

2)       LEVERAGE RATIO

         MONTH/YEAR:                               Mar-05

                                                        ----------------------------------
         Total Debt                                                      -
                                                        ----------------------------------
         DIVIDED BY:
                                                        ----------------------------------
         EBITDA                                                          -
                                                        ----------------------------------
         Less: Minority Interest                                         -
                                                        ----------------------------------
                                                                         -
                                                        ----------------------------------

                                                                 CALCULATED                         REQUIRED
                                                        -----------------------------------------------------------
         Total Debt/EBITDA                                                                            1.50
                                                        -----------------------------------------------------------

                                                        ----------------------------------
         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

3)       UNTIL THE CONSUMMATION OF THE IPO, BORROWERS SHALL NOT MAY ANY PAYMENTS
         OF MANAGEMENT, CONSULTING OR OTHER FEES FOR MANAGEMENT OR SIMILAR
         SERVICES, OR ANY PAYMENT ON ACCOUNT OF ANY INDEBTEDNESS OWING TO ANY
         OFFICER, EMPLOYEE, SHAREHOLDER, DIRECTOR OR OTHER AFFILIATE OF ANY
         BORROWER, EXCEPT REASONABLE COMPENSATION TO OFFICERS, EMPLOYEES AND
         DIRECTORS OF BORROWERS FOR SERVICES RENDERED TO SUCH BORROWER IN THE
         ORDINARY COURSE OF BUSINESS. WITHOUT LIMITING THE FOREGOING, UNTIL THE
         CONSUMMATION OF THE IPO, BORROWERS SHALL NOT PAY OR COMMIT TO PAY
         COMPENSATION TO ANY MEMBER OF BORROWERS' SENIOR MANAGEMENT IN AN AMOUNT
         IN ANY FISCAL YEAR IN EXCESS OF 110% OF THE AGGREGATE CASH COMPENSATION
         PAID DURING THE PRIOR FISCAL YEAR.

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

4)       BORROWERS SHALL NOT CREATE, INCUR, ASSUME, OR SUFFER TO EXIST, ANY
         OBLIGATION AS A LESSEE FOR THE RENTAL OR HIRE OF ANY REAL OR PERSONAL
         PROPERTY (WHICH SHALL EXCLUDE ANY CAPITALIZED LEASE, OTHER THAN: (a)
         LEASES DESCRIBED ON SCHEDULE 10 TO THE LSA; AND (b) ADDITIONAL
         OPERATING LEASES REQUIRING PAYMENTS (INCLUDING TAXES, INSURANCE,
         MAINTENANCE, AND SIMILAR EXPENSES) IN AN AGGREGATE AMOUNT NOT TO EXCEED
         $500,000 DURING ANY FISCAL YEAR.

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

5)       BORROWERS SHALL NOT MAKE OR INCUR CAPITAL EXPENDITURES THAT ARE NOT FOR
         GENERAL BUSINESS PURPOSES OF BORROWERS IN THE ORDINARY COURSE OF THEIR
         BUSINESS AND OTHERWISE IN COMPLIANCE WITH THIS AGREEMENT.

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

6)       BORROWERS INVESTMENTS (WHETHER THROUGH LOANS, GUARANTIES, EQUITY
         CONTRIBUTION OR OTHERWISE) IN THE EXCLUDED SUBSIDIARIES SHALL NOT AT
         ANY TIME EXCEED $500,000 IN THE AGGREGATE, AND THE AGGREGATE VALUE OF
         ALL ASSETS IN ALL EXCLUDED SUBSIDIARIES SHALL NOT AT ANY TIME EXCEED
         $500,000.

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------


7)       THE EBITDA (ON A TRAILING TWELVE-MONTH BASIS) OF ALL EXCLUDED
         SUBSIDIARIES IN THE AGGREGATE AT ANY ONE TIME SHALL NOT EXCEED
         $250,000.

         COVENANT REQUIREMENT MET:
                                                        ----------------------------------

         IF NO, DESCRIBE CORRECTION PLAN:

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

AS OF THE DATE HEREOF, THE BORROWER AGENT CERTIFIES THAT ALL OF THE FOREGOING IS
TRUE AND CORRECT INFORMATION.



By:
       ----------------------------
Name:  Barr Brown
Title: Chief Financial Officer

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
Section 1.     Definitions and Rules of Interpretation............................................................2
   1.1.     Defined Terms.........................................................................................2
   1.2.     General Construction.................................................................................15

Section 2.     The Loans.........................................................................................15
   2.1.     The Revolving Credit.................................................................................15
   2.2.     Submission of Receivables Information................................................................16
   2.3.     Requests For Advances................................................................................16
   2.4.     Revolving Credit Borrowing Base Certificates.........................................................16
   2.5.     Adjustment of NCV Percentages; Availability Reserves.................................................16
   2.6.     Intentionally Omitted................................................................................16
   2.7.     Intentionally Omitted................................................................................16
   2.8.     Interest on Loans....................................................................................16
   2.9.     Fees and Expenses....................................................................................17
   2.10.    Use of Proceeds......................................................................................17
   2.11.    Appointment of Borrower Agent........................................................................17

Section 3.     Repayment of the Loans............................................................................17
   3.1.     Payment of Interest, Fees and Expenses, etc..........................................................17
   3.2.     Mandatory Repayment of Loans.........................................................................17
   3.3.     Application of Collections...........................................................................18
   3.4.     Termination of the Revolving Credit..................................................................18
   3.5.     Intentionally Omitted................................................................................18
   3.6.     No Offset, etc.......................................................................................18

Section 4.     Conditions Precedent..............................................................................19
   4.1.     Conditions Precedent to Loans........................................................................19
   4.2.     Conditions Precedent to All Loans....................................................................20

Section 5.     Collections, RA/EOB, Notices to Obligors..........................................................21
   5.1.     Maintenance of Lockboxes and Lockbox Accounts........................................................21
   5.2.     Notices to Obligors; Delivery of Collections and RA/EOBs.............................................21
   5.3.     No Liability.........................................................................................21

Section 6.     Grant of Security Interest in Collateral..........................................................21
   6.1.     Grant of Security....................................................................................21
   6.2.     Perfection of Security Interests.....................................................................21

Section 7.     Rights of Senior Lender with Respect to the Collateral............................................22
   7.1.     Rights of Senior Lender with Respect to Receivables..................................................22
   7.2.     Administration of Receivables........................................................................22
   7.3.     Claims Processing System.............................................................................23
   7.4.     Performance of Borrower Obligations; Servicing Costs.................................................23
   7.5.     Special Representations and Covenants Regarding Receivables..........................................23
   7.6.     Rights of Senior Lender with Respect to Inventory....................................................24

Section 8.     Representations and Warranties....................................................................25
   8.1.     Organization, Authority, etc.........................................................................25
   8.2.     Due Authorization, Non-Contravention, etc............................................................25
   8.3.     Governmental and Other Approvals.....................................................................25
   8.4.     Validity, etc........................................................................................25
   8.5.     Litigation, etc......................................................................................25
   8.6.     Conduct of Business..................................................................................26
   8.7.     Borrower Information.................................................................................26

   8.8.     Compliance with Requirements of Laws, etc............................................................26
   8.9.     Tax Matters..........................................................................................26
   8.10.    Offsets..............................................................................................26
   8.11.    Financial Statements and Projections.................................................................26
   8.12.    Employee Benefit Plans...............................................................................27
   8.13.    Subsidiaries and Affiliates; Capitalization; Solvency................................................27
   8.14.    Restrictions on Subsidiaries; Security Interests.....................................................27
   8.15.    Deposit Accounts.....................................................................................28
   8.16.    Environmental Matters................................................................................28
   8.17.    No Misstatement, etc.................................................................................28
   8.18.    No Material Adverse Change...........................................................................28

Section 9.     Affirmative and Negative Covenants.  Each Borrower covenants that until all of the Borrowers
Obligations to Senior Lender are paid and satisfied in full and the Revolving Commitment has been terminated:....28
   9.1.     Maintenance of Existence.............................................................................28
   9.2.     Compliance with Laws and Contracts...................................................................29
   9.3.     Payment of Taxes and Claims..........................................................................29
   9.4.     Insurance............................................................................................29
   9.5.     Financial Statements and Other Information...........................................................29
   9.6.     Merger, Consolidation, Disposition of Assets, Dissolution or Liquidation.............................32
   9.7.     Restrictions on Liens................................................................................32
   9.8.     Restrictions on Indebtedness.........................................................................33
   9.9.     Restricted Payments..................................................................................34
   9.10.    Transactions with Affiliates.........................................................................34
   9.11.    Compliance with ERISA................................................................................35
   9.12.    Deposit Accounts.....................................................................................35
   9.13.    Inspection of Properties and Books, etc..............................................................35
   9.14.    Further Assurances...................................................................................35
   9.15.    Restrictions Regarding Collections, etc..............................................................35
   9.16.    Permitted Acquisitions...............................................................................36
   9.17.    Creation or Acquisition of New Subsidiaries of Borrower; Seller Debt.................................36
   9.18.    Post-Closing Obligations.............................................................................37

Section 10.    Financial Covenants of Borrower...................................................................38
   10.1.    Leverage Ratio.......................................................................................38
   10.2.    Fixed Charge Coverage Ratio..........................................................................38
   10.3.    Executive Compensation...............................................................................38
   10.4.    Restrictions on Leases, etc..........................................................................38
   10.5.    Capital Expenditures.................................................................................38
   10.6.    Financial Covenant Calculations......................................................................38

Section 11.    Events of Default; Senior Lender's Rights and Remedies............................................38
   11.1.    Events of Default....................................................................................38
   11.2.    Remedies upon Default................................................................................40
   11.3.    Disposition of Collateral, etc.......................................................................41
   11.4.    Time Essence; Remedies Cumulative....................................................................41
   11.5.    Each Borrower's Obligations Absolute.................................................................42
   11.6.    No Subrogation, Marshalling..........................................................................42
   11.7.    Waivers..............................................................................................42

Section 12.    Costs and Expenses................................................................................42
   12.1.    Payment of Fees and Expenses.........................................................................42
   12.2.    Deposit on Termination of Credit Facilities..........................................................43

Section 13.    Indemnification...................................................................................43

Section 14.    Miscellaneous.....................................................................................44
   14.1.    Notices..............................................................................................44
   14.2.    Successors and Assigns...............................................................................45

   14.3.    Confidentiality......................................................................................46
   14.4.    Severability.........................................................................................46
   14.5.    Choice of Law........................................................................................46
   14.6.    Waiver of Jury Trial; Consent to Jurisdiction........................................................46
   14.7.    Counterparts.........................................................................................46
   14.8.    Entire Agreement.....................................................................................47
   14.9.    Press Releases.......................................................................................47
   14.10.      No Special Damages................................................................................47
   14.11.      Headings..........................................................................................47
   14.12.      Assumption........................................................................................47
   14.13.      Amendment and Restatement.........................................................................47
   14.14.      Joint and Several Liability.......................................................................47